MUNDER SERIES TRUST
MUNDER TECHNOLOGY FUND
480 Pierce Street
Birmingham, MI 48009
(800) 468-6337
Special Meeting of Shareholders to be held March 3, 2010
Dear Shareholder:
Please take note that a Special Meeting of the Munder Technology Fund (“Technology Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company, will be held on Wednesday, March 3, 2010, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, at 2:00 p.m. Eastern time (“Meeting”).
At the Meeting, shareholders of the Technology Fund will be asked to consider a proposal that the Technology Fund be reorganized with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, to provide Technology Fund shareholders a comparable investment opportunity with lower expenses, to seek potential economies of scale and to eliminate certain costs of running the Funds separately. The Technology Fund has an investment objective to provide capital appreciation and the Growth Opportunities Fund has an investment objective to provide long-term capital appreciation. The Technology Fund and Growth Opportunities Fund (collectively, the “Funds”) share a common investment advisor and administrator, Munder Capital Management (“MCM”).
If shareholders of the Technology Fund approve the Agreement and Plan of Reorganization (“Reorganization Agreement”) described in the accompanying materials, all of the assets of the Technology Fund will be transferred to the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Technology Fund and the assumption by the Growth Opportunities Fund of all of the liabilities of the Technology Fund (“Reorganization”). The Technology Fund will then distribute to its shareholders shares of the Growth Opportunities Fund to which each such shareholder is entitled in complete liquidation of the Technology Fund. The proposal to approve the Reorganization includes the approval of the liquidation, termination and dissolution of the Technology Fund following the Reorganization.
The proposed Reorganization is intended to be a tax-free reorganization for federal income tax purposes. As a result, it is anticipated that shareholders will not recognize any gain or loss in connection with the proposed Reorganization. Management strongly invites your participation by asking you to review these materials and complete and return the proxy card enclosed with these materials as soon as possible.
The Board of Trustees of the Technology Fund (“Board”) believes that the completion of the proposed Reorganization will enable shareholders of the Technology Fund to benefit from the following: (1) the continued investment expertise of MCM, the investment advisor for the Growth Opportunities Fund, in managing assets that include investment in similar securities to those held by the Technology Fund; and (2) the larger asset base of the Growth Opportunities Fund (which will permit the fixed and relatively fixed costs of the Technology Fund to be spread over that larger asset base) that will result in a significant reduction in the per share expenses currently paid by shareholders of the Technology Fund.
If the Reorganization is approved by shareholders, the Technology Fund will be combined with the Growth Opportunities Fund and, if you are a shareholder of the Technology Fund at the time of the closing of the Reorganization, you will (1) become a shareholder of the Growth Opportunities Fund and (2) receive shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of your investment in the Technology Fund immediately prior to the closing of the Reorganization. No sales charges will be imposed on Technology Fund shares participating in the Reorganization. As noted above, the closing of the Reorganization will be conditioned upon, among other things, receiving an opinion of counsel to the effect that the proposed Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Detailed information about the proposed Reorganization and the reasons for shareholders approval of the Reorganization Agreement are contained in the enclosed proxy solicitation materials.
The Board strongly urges you to vote FOR approval of the Reorganization Agreement.

Please exercise your right to vote by completing, dating and signing the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than the close of business on March 2, 2010.
Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:
To vote by telephone:
(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Call the toll-free number that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.
To vote by Internet:
(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.
We encourage you to vote by telephone or via the Internet using the control number that appears on the enclosed proxy card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
NOTE: You may receive more than one proxy package if you hold shares in more than one account. You must return separate proxy cards for separate holdings. We have provided postage-paid return envelopes for each, which require no postage if mailed in the United States.
If you have any questions after considering the enclosed materials, please call (800) 468-6337.
Sincerely,
James V. FitzGerald
President
Munder Series Trust

ii

MUNDER SERIES TRUST
MUNDER TECHNOLOGY FUND
480 Pierce Street
Birmingham, MI 48009
(800) 468-6337
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held on March 3, 2010
To the Shareholders of Munder Technology Fund:
NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Munder Technology Fund (“Technology Fund”), a diversified series of Munder Series Trust (“MST”), an open-end management investment company will be held at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009, on Wednesday, March 3, 2010, at 2:00 p.m. Eastern time, for the following purposes:
(1)	To approve or disapprove an Agreement and Plan of Reorganization providing for (a) the acquisition of all of the assets of the Technology Fund by the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, in exchange for shares of the Growth Opportunities Fund and the assumption by the Growth Opportunities Fund of all liabilities of the Technology Fund and (b) the subsequent liquidation, termination, and dissolution of the Technology Fund; and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
The Record Date for determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof will be as of the close of business on January 15, 2010.
EACH SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IN PERSON IS REQUESTED TO DATE, FILL IN, SIGN AND RETURN PROMPTLY THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,
James V. FitzGerald
President
Munder Series Trust
January 27, 2010

PROXY STATEMENT/PROSPECTUS DATED JANUARY 27, 2010
MUNDER SERIES TRUST
MUNDER TECHNOLOGY FUND
480 Pierce Street
Birmingham, Michigan 48009
(800) 468-6337
Special Meeting of Shareholders of Munder Technology Fund
to be held March 3, 2010
Relating to the Reorganization into Munder Growth Opportunities Fund
This combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) is being furnished in connection with the solicitation of proxies by the Board of Trustees of Munder Series Trust (“MST”), an open-end management investment company organized as a Delaware statutory trust, on behalf of the Munder Technology Fund (“Technology Fund”), a diversified series of MST, for a Special Meeting of Shareholders of the Technology Fund (“Meeting”). The Meeting will be held on Wednesday, March 3, 2010, at 2:00 p.m. Eastern time, at the offices of Munder Capital Management, 480 Pierce Street, Birmingham, Michigan 48009.
At the Meeting, shareholders of the Technology Fund will be asked to consider and act upon the following proposals:
(1)	To approve or disapprove an Agreement and Plan of Reorganization (“Reorganization Agreement”) providing for (a) the acquisition of all of the assets of the Technology Fund by the Munder Growth Opportunities Fund (“Growth Opportunities Fund”), a diversified series of MST, in exchange for shares of the Growth Opportunities Fund and the assumption by the Growth Opportunities Fund of all liabilities of the Technology Fund and (b) the subsequent liquidation, termination and dissolution of the Technology Fund (“Reorganization”); and

(2)	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
Under the proposed Reorganization Agreement, each shareholder of the Technology Fund would be entitled to receive shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate value of the shares of the Technology Fund held by that shareholder as of the close of business on the business day of the closing of the Reorganization. You are being asked to approve the Reorganization Agreement pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Technology Fund are being asked to approve a reorganization transaction that will result in them holding shares of the Growth Opportunities Fund, this Proxy Statement also serves as a Prospectus for the Growth Opportunities Fund.
If the Reorganization Agreement is approved by shareholders of the Technology Fund, holders of Class A shares of the Technology Fund will receive Class A shares of the Growth Opportunities Fund and no sales charge will be imposed on the Class A shares of the Growth Opportunities Fund received by Technology Fund shareholders. Holders of Class B, C and Y shares of the Technology Fund will receive shares of the corresponding class of the Growth Opportunities Fund. Subsequent to the Reorganization, any contingent deferred sales charge (“CDSC”) that applied to a shareholder’s Class B or C shares of the Technology Fund at the time of the Reorganization will continue to apply for the holding period applicable at the time of the Reorganization. In calculating any applicable CDSC, the period during which a shareholder held the Class B or C shares of the Technology Fund will be included in the holding period.
This Reorganization transaction is being structured as a tax-free reorganization for federal income tax purposes. (In this regard, please see “Information About the Reorganization—Federal Income Tax Consequences.”) However, Technology Fund shareholders should consult their tax advisors to determine the actual impact of the Reorganization on them in light of their individual tax circumstances.
The investment objectives and policies of the Technology Fund and the Growth Opportunities Fund (each a “Fund” and together the “Funds”) are substantially similar; however, there are certain differences in investment policies and strategies of the Funds, which are described in this Proxy Statement/Prospectus.

Both Funds are diversified series of MST. The Technology Fund has an investment objective to provide capital appreciation. The Growth Opportunities Fund has an investment objective to provide long-term capital appreciation. Some of key the differences between the Funds are as follows:
The Technology Fund pursues its investment objective by investing at least 80% of its assets in common stocks of technology-related companies.
•	Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, to a lesser extent, media and Internet-related services. The Fund may, however, also invest in equity securities of companies that should benefit commercially from technological advances.
The Growth Opportunities Fund pursues its investment objective by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies MCM believes will benefit from these trends.
•	A substantial portion of the Fund’s investments will be in companies positioned to benefit from the secular growth of: (1) the Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and (2) science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
Munder Capital Management (“MCM”) serves as investment advisor for the Technology Fund and the Growth Opportunities Fund. MCM is described in more detail under “Information About Management of the Technology Fund and the Growth Opportunities Fund.”
This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Growth Opportunities Fund that a prospective investor should know before investing. A Statement of Additional Information (“SAI”) dated January 27, 2010 relating to this Proxy Statement/ Prospectus and the Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the SAI relating to this Proxy Statement/Prospectus and the Reorganization, call (800) 468-6337, or write the Funds at 480 Pierce Street, Birmingham, Michigan 48009 and you will be promptly mailed one free of charge.
The following documents have been filed with the SEC: (1) the Prospectus of the Technology Fund (Class A, B, C and Y shares) dated October 31, 2009, as supplemented November 1, 2009; (2) the Prospectus of the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated January 1, 2010; (3) the SAI for the Technology Fund and Growth Opportunities Fund dated October 31, 2009, as supplemented and restated January 21, 2010; (4) the Annual Report for the Technology Fund (Class A, B, C and Y shares) dated June 30, 2009; and (6) the Annual Report for the Growth Opportunities Fund (f/k/a the Munder Internet Fund) (Class A, B, C, R and Y shares) dated June 30, 2009. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the Funds at (800) 468-6337 or by writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009.
Accompanying this Proxy Statement/Prospectus as Appendix D is a copy of the Agreement and Plan of Reorganization pertaining to the transaction.
Mutual fund shares are not bank deposits and are not insured or guaranteed by the federal deposit insurance corporation or any other government agency. Mutual fund shares involve certain investment risks, including the possible loss of principal. The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

PROPOSAL NO. 1
APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

COMMON QUESTIONS AND ANSWERS ABOUT THE PROPOSED REORGANIZATION
Q. How will the Reorganization affect me?
A. The assets of the Technology Fund will be combined with those of the Growth Opportunities Fund and the liabilities of the Technology Fund will be assumed by the Growth Opportunities Fund. Following the Reorganization, you will become a shareholder of the Growth Opportunities Fund and will receive shares of the Growth Opportunities Fund that are equal in value to the shares of the Technology Fund that you held immediately prior to the closing of the Reorganization. Shareholders of Class A, B, C and Y shares of the Technology Fund will receive Class A, B, C and Y shares, respectively, of the Growth Opportunities Fund. The Reorganization has been structured as a tax-free reorganization for federal income tax purposes so shareholders of the Technology Fund will not recognize any taxable gain or loss as a result of the Reorganization.
Q. Why is the Reorganization being recommended?
A. The primary purpose of the proposed Reorganization is to seek to provide potential economies of scale from combining two funds with similar investment objectives and strategies and portfolio investments into a single fund.
Before approving the proposed Reorganization, the Board evaluated the benefits to the shareholders of the Technology Fund, including a reduction in the per share expenses currently paid by Technology Fund shareholders as a result of the Reorganization, the opportunity to realize economies of scale, greater investment and distribution opportunities, and the continued investment expertise of MCM. After careful consideration, the Board determined that the Reorganization Agreement is in the best interests of the Technology Fund and its shareholders. Through this proxy, they are submitting the proposal for reorganization to you—the shareholders of the Technology Fund—for a vote.
Q. How do the fees paid by the Growth Opportunities Fund compare to those payable by the Technology Fund?
A. The pro forma total per share operating expenses of the Growth Opportunities Fund (assuming completion of the Reorganization) are expected to be lower than the current per share operating expenses of the Technology Fund. Pro forma fee, expense and financial information are included in this Proxy Statement/Prospectus for your reference.
Q. Will I have to pay any sales charge, commission or other transactional fee in connection with the Reorganization?
A. No. The full value of each share of the Technology Fund will be exchanged for shares of the corresponding class of the Growth Opportunities Fund without the imposition of any sales charge, redemption fee, commission or other transactional fee.
Q. Who serves as investment advisor to the Growth Opportunities Fund?
A. Munder Capital Management is the investment advisor (and administrator) for both the Growth Opportunities Fund and the Technology Fund.
Q. Will I have to pay any federal income taxes as a result of the Reorganization?
A. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes and is expected to so qualify. If the Reorganization qualifies for treatment as a tax-free reorganization for federal income tax purposes, shareholders will not recognize any taxable gain or loss as a result of the Reorganization. As a condition to the closing of the Reorganization, the Technology Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. As a shareholder of the Technology Fund, you should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Q. Will I continue to be able to exchange my shares for shares of other funds in the Munder family of mutual funds?
A. Yes. As with Class A, B, C and Y shares of the Technology Fund, you will be able to exchange Class A, B, C or Y shares of the Growth Opportunities Fund for the same class of shares of other Munder Funds, which are series of MST or Munder Series Trust II, subject to certain restrictions described in the prospectus of each Munder Fund. Such exchanges will not be subject to any sales charges. Before requesting any such exchange, you should carefully review the applicable prospectus for the other Munder Fund to ensure that it meets your investment objectives and needs.
Q. Who will pay the expenses relating to the Reorganization?
A. MCM will bear all of the expenses of both Funds in connection with the Reorganization, except for brokerage fees and brokerage expenses associated with the Reorganization.
Q. What happens if the Reorganization Agreement is not approved?
A. If the Reorganization Agreement is not approved by shareholders, the Reorganization will not occur. In such an event, the Technology Fund and Growth Opportunities Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Technology Fund and its shareholders, including but not limited to liquidation of the Technology Fund.
Q. What if there are not enough votes to reach a quorum by the scheduled date of the special shareholder meeting?
A. If a quorum is not obtained by the scheduled meeting date, the Meeting will be adjourned to allow more time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that we can avoid additional expenses and delay associated with additional proxy solicitation efforts. The persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies from shareholders. If MCM reasonably believes that such further solicitation is not likely to be successful in obtaining the required quorum without significant additional expense, the proxy solicitation may be abandoned and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Technology Fund and its shareholders, including but not limited to liquidation of the Technology Fund.
Q. Who is eligible to vote?
A. Only Technology Fund shareholders who are record holders on January 15, 2010 are entitled to attend and vote at the meeting or any adjournments thereof.
Q. How many votes am I entitled to cast?
A. You are entitled to one vote for each share (and a fractional vote for each fractional share) of the Technology Fund that you owned on the record date.
Q. How do I vote my shares?
A. You may vote by signing, dating and returning your proxy card in the enclosed postage-paid envelope. Alternatively, you may vote your proxy via the telephone or the Internet using the information provided on your proxy card. Please take advantage of these voting options. You may also vote in person at the Meeting. If you submitted a proxy by mail, by telephone or via the Internet, you may withdraw it at the Meeting and then vote in person at the Meeting or you may submit a superseding proxy by mail, by telephone or via the Internet. If you sign a proxy card, but do not indicate your voting instructions, your shares will be voted for approval of the Agreement and Plan of Reorganization. If any other business comes before the meeting, your shares will be voted in the discretion of the persons named as proxies.
Q. Whom do I call if I have questions after reading these materials?
A. If you have questions regarding the Meeting, the proposals or the Proxy Statement/Prospectus, please call The Altman Group, our proxy solicitor, toll free at (800) 331-7487.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, a copy of which is attached to this Proxy Statement/ Prospectus as Appendix D. The materials in the exhibits and the SAI dated January 27, 2010, for the Growth Opportunities Fund are hereby incorporated by reference into this proxy statement and prospectus.
PROPOSED REORGANIZATION
At a meeting held on October 27, 2009, the Board approved the Reorganization Agreement, subject to the approval of the shareholders of the Technology Fund. The Reorganization Agreement provides for:
•	the transfer of all of the assets of the Technology Fund to the Growth Opportunities Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to the net asset value of the Technology Fund and the assumption by the Growth Opportunities Fund of all of the liabilities of the Technology Fund;

•	the distribution to each of the shareholders of the Technology Fund of shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Technology Fund held by that shareholder immediately prior to the closing of the Reorganization; and

•	the complete liquidation of the Technology Fund and the subsequent termination and dissolution of the Technology Fund in accordance with applicable law and MST’s organizational documents.
The Reorganization is scheduled to be effective as of the close of business on Friday, March 5, 2010 (“Closing Date”). The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. As a result of the Reorganization, each shareholder of the Technology Fund will become the owner of the number of full and fractional shares of the Growth Opportunities Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Technology Fund shares as of the close of business on the Closing Date. Shareholders of Class A, B, C and Y shares of the Technology Fund will receive Class A, B, C and Y shares, respectively, of the Growth Opportunities Fund. See “Information About the Reorganization” below.
For the reasons set forth below under “Reasons for the Reorganization,” the Board, including all of the Trustees deemed to be “independent”, to the extent such Trustees are not considered to be “interested persons” of the Technology Fund as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), has concluded that (1) the Reorganization would be in the best interests of the Technology Fund, (2) the interests of the Technology Fund’s existing shareholders would not be diluted as a result of the Reorganization, and (3) the Reorganization Agreement should be submitted to shareholders of the Technology Fund for approval. The Board of Trustees of MST has also approved the Reorganization on behalf of the Growth Opportunities Fund.
The Board recommends that you vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.
[Remainder of Page Intentionally Left Blank]

Comparison of Fees and Expenses
The following tables compare the fees and expenses of each class of the Technology Fund and the Growth Opportunities Fund and show the estimated fees and expenses for each of these classes on a pro forma basis, giving effect to the proposed Reorganization. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports to Shareholders for each of the Funds for the fiscal year ended June 30, 2009 and information available as of September 30, 2009. (Information for the Growth Opportunities Fund is based on periods when it was known as the Munder Internet Fund).
In approving the proposed Reorganization, the Board considered the fact that average net assets of both Funds during the fiscal year ended June 30, 2009 were substantially lower than actual levels at September 30, 2009 and projected levels for the fiscal year ending June 30, 2010 (based on information available as of September 30, 2009). The Board further recognized the significant positive impact on projected expense ratios resulting from this increase in assets.
TABLE A below provides information based on the fiscal year ended June 30, 2009 without adjustments for changes in net assets and expenses.
•	In TABLE A, Columns 1 and 2 reflect the annualized actual fees and expenses for each class of the Technology Fund and the Growth Opportunities Fund, respectively, for the fiscal year ended June 30, 2009.

•	In TABLE A, Column 3 reflects the pro forma fees and expenses of the combined Growth Opportunities Fund as if the Reorganization had occurred as of June 30, 2009.
TABLE A — FEES AND EXPENSES
(Based on the fiscal year ended June 30, 2009, without adjustments for changes in net assets and expenses)

			Growth		Combined Pro
	Technology		Opportunities		Forma: Growth
	Fund		Fund		Opportunities
Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	2.20%		1.36%		1.38%
Total Annual Fund Operating Expenses	3.20%		2.36%		2.38%

Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	5.5	%(a)	5.5	%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)		None(b)		None(b)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	2.21%		1.37%		1.38%
Total Annual Fund Operating Expenses	3.46%		2.62%		2.63%

TABLE A — FEES AND EXPENSES
(Based on the fiscal year ended June 30, 2009, without adjustments for changes in net assets and expenses)

			Growth		Combined Pro
	Technology		Opportunities		Forma: Growth
	Fund		Fund		Opportunities
Class B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	5	%(c)	5	%(c)	5	%(c)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	2.20%		1.38%		1.38%
Total Annual Fund Operating Expenses	4.20%		3.38%		3.38%
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1	%(d)	1	%(d)	1	%(d)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	2.21%		1.37%		1.38%
Total Annual Fund Operating Expenses	4.21%		3.37%		3.38%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.
Expense Example (Based on TABLE A Expenses)
This example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Y Shares	1 Year	3 Years	5 Years	10 Years
Technology Fund	$323	$987	$1,675	$3,504
Growth Opportunities Fund	$239	$736	$1,260	$2,696
Pro Forma: Combined Growth Opportunities Fund	$241	$742	$1,270	$2,716
Class A Shares
Technology Fund	$879	$1,554	$2,249	$4,083
Growth Opportunities Fund	$801	$1,320	$1,864	$3,342
Pro Forma: Combined Growth Opportunities Fund	$801	$1,322	$1,868	$3,351

Class Y Shares	1 Year	3 Years	5 Years	10 Years
Class B Shares Assuming You Sold Your Shares at the End of the Period
Technology Fund	$922	$1,575	$2,342	$4,218
Growth Opportunities Fund	$841	$1,339	$1,960	$3,496
Pro Forma: Combined Growth Opportunities Fund	$841	$1,339	$1,960	$3,498
Class B Shares Assuming You Stayed in the Fund
Technology Fund	$422	$1,275	$2,142	$4,218
Growth Opportunities Fund	$341	$1,039	$1,760	$3,496
Pro Forma: Combined Growth Opportunities Fund	$341	$1,039	$1,760	$3,498
Class C Shares Assuming You Sold Your Shares at the End of the Period
Technology Fund	$523	$1,278	$2,147	$4,381
Growth Opportunities Fund	$440	$1,036	$1,755	$3,658
Pro Forma: Combined Growth Opportunities Fund	$441	$1,039	$1,760	$3,667
Class C Shares Assuming You Stayed in the Fund
Technology Fund	$423	$1,278	$2,147	$4,381
Growth Opportunities Fund	$340	$1,036	$1,755	$3,658
Pro Forma: Combined Growth Opportunities Fund	$341	$1,039	$1,760	$3,667
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
TABLE B below provides information projected for the fiscal year ending June 30, 2010, based on information available as of September 30, 2009. These projections were based on the fiscal year ended June 30, 2009, with adjustments made for September 30, 2009 net assets and expenses.
•	In TABLE B, Columns 1 and 2 reflect the projected annualized fees of each for each class of the Technology Fund and the Growth Opportunities Fund, respectively, for the fiscal year ending June 30, 2010 (based on information available as of September 30, 2009).

•	In TABLE B, Column 3 reflects the projected pro forma annualized fees and expenses as if the Reorganization had occurred as of September 30, 2009 for the fiscal year ending June 30, 2010 (based on information available as of September 30, 2009).
TABLE B — PROJECTED FEES AND EXPENSES
(Based on the fiscal year ended June 30, 2009, as adjusted for September 30, 2009 net assets and expenses)

		Growth	Combined Pro
	Technology	Opportunities	Forma: Growth
	Fund	Fund	Opportunities
Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses	1.67%	1.00%	1.00%
Total Annual Fund Operating Expenses	2.67%	2.00%	2.00%

TABLE B — PROJECTED FEES AND EXPENSES
(Based on the fiscal year ended June 30, 2009, as adjusted for September 30, 2009 net assets and expenses)

			Growth		Combined Pro
	Technology		Opportunities		Forma: Growth
	Fund		Fund		Opportunities
Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.5	%(a)	5.5	%(a)	5.5	%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None(b)		None(b)		None(b)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	0.25%		0.25%		0.25%
Other Expenses	1.67%		1.00%		1.00%
Total Annual Fund Operating Expenses	2.92%		2.25%		2.25%

Class B Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	5	%(c)	5	%(c)	5	%(c)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	1.67%		1.00%		1.00%
Total Annual Fund Operating Expenses	3.67%		3.00%		3.00%
Class C Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1	%(d)	1	%(d)	1	%(d)
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%		1.00%
Distribution and/or Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	1.67%		1.00%		1.00%
Total Annual Fund Operating Expenses	3.67%		3.00%		3.00%

(a)	The sales charge declines as the amount invested increases.

(b)	A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one year of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(c)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class B shares within six years of purchase and declines over time.

(d)	A deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class C shares within one year of purchase.

Expense Example (Based on TABLE B Expenses)
This example is intended to help you compare the cost of investing in each Fund and the Funds combined with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in each Fund for the time periods indicated, that your investment has a 5% return each year, and that all dividends and distributions are reinvested. The fees and expenses used to calculate the example are based on the fees and expenses shown in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class Y Shares	1 Year	3 Years	5 Years	10 Years
Technology Fund	$270	$829	$1,415	$3,003
Growth Opportunities Fund	$203	$627	$1,078	$2,327
Pro Forma: Combined Growth Opportunities Fund	$203	$627	$1,078	$2,327

Class A Shares	1 Year	3 Years	5 Years	10 Years
Technology Fund	$829	$1,404	$2,003	$3,614
Growth Opportunities Fund	$766	$1,215	$1,689	$2,993
Pro Forma: Combined Growth Opportunities Fund	$766	$1,215	$1,689	$2,993

Class B Shares Assuming You Sold Your Shares at the End of the Period	1 Year	3 Years	5 Years	10 Years
Technology Fund	$869	$1,423	$2,097	$3,760
Growth Opportunities Fund	$803	$1,227	$1,777	$3,142
Pro Forma: Combined Growth Opportunities Fund	$803	$1,227	$1,777	$3,142

Class B Shares Assuming You Stayed in the Fund	1 Year	3 Years	5 Years	10 Years
Technology Fund	$369	$1,123	$1,897	$3,760
Growth Opportunities Fund	$303	$927	$1,577	$3,142
Pro Forma: Combined Growth Opportunities Fund	$303	$927	$1,577	$3,142

Class C Shares Assuming You Sold Your Shares at the End of the Period	1 Year	3 Years	5 Years	10 Years
Technology Fund	$469	$1,123	$1,897	$3,924
Growth Opportunities Fund	$403	$927	$1,577	$3,318
Pro Forma: Combined Growth Opportunities Fund	$403	$927	$1,577	$3,318

Class C Shares Assuming You Stayed in the Fund	1 Year	3 Years	5 Years	10 Years
Technology Fund	$369	$1,123	$1,897	$3,924
Growth Opportunities Fund	$303	$927	$1,577	$3,318
Pro Forma: Combined Growth Opportunities Fund	$303	$927	$1,577	$3,318
The example does not reflect sales charges (loads) on reinvested dividends and other distributions because sales charges (loads) are not imposed by the Fund on reinvested dividends and other distributions.
Following the closing of the Reorganization, and in the ordinary course of business, we expect that certain holdings of the Technology Fund that are transferred to the Growth Opportunities Fund in connection with the Reorganization may be sold. Any sale of such holdings will result in additional transaction costs for the Growth Opportunities Fund and its shareholders (which will not be assumed or paid by MCM) and will be a taxable event. However, it is expected that any capital gains on such a sale will be offset by capital loss carryovers that are available to the Growth Opportunities Fund.
Comparison of Investment Objectives and Principal Investment Strategies
This section will help you compare the investment objectives and principal investment strategies of the Technology Fund and the Growth Opportunities Fund. Please note that this is only a brief discussion. Additional comparative information of the Funds’ investment strategies and risks, as well as differences among their fundamental investment restrictions, can be found below under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” and in Appendix A.
The Technology Fund’s investment objective is to provide capital appreciation. The Growth Opportunities Fund’s investment objective is to seek long-term capital appreciation.
The Funds are managed by the same portfolio management team and pursue similar principal investment strategies. Under normal circumstances, the Technology Fund pursues its investment objective by investing at least 80% of its assets in common stocks of technology-related companies. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, to a lesser extent, media and Internet-related services. The Fund may, however, also invest in equity securities of companies that should benefit commercially from technological advances.
For the Growth Opportunities Fund, MCM pursues long-term capital appreciation by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies MCM believes will benefit from these trends. A substantial portion of the Fund’s investments will be in companies positioned to benefit from the secular growth of:
•	The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
There is significant overlap in the investable universe of the two Funds and both Funds have a significant portion of their assets concentrated within a single sector, namely the information technology sector. The Growth Opportunities Fund’s investments, however, also include significant investments in other sectors, while the Technology Fund’s exposure outside the information technology sector is minimal.
Both Funds may invest in companies of any market capitalization. Both Funds may invest up to 25% of its assets in foreign securities, including those from emerging market countries, and both Funds may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
Although both Funds may engage in short-term trading of portfolio securities and may invest in initial public offerings (“IPOs”), only the Technology Fund considers those practices part of its principal investment strategies.
[Remainder of Page Intentionally Left Blank]

Performance of the Technology Fund and the Growth Opportunities Fund
The bar charts and tables on the following pages provide some indication of the risk of an investment in each Fund. The bar charts show the changes in each Fund’s performance from year to year and show each Fund’s average annual total returns for different calendar periods over the life of the Fund compared to those of at least one broad-based securities market index and, in the case of the Technology Fund, an index designed to measure the performance of selected U.S.-traded technology-related stocks.
Additional information regarding the performance of each of the Funds is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Appendix B to this Proxy Statement/Prospectus.
The annual returns in the bar charts are for each Fund’s least expensive class of shares, Class Y shares. Due to differing sales charges and expenses, the performance of classes not shown in the bar chart will be lower.
Please see “Summary Comparison of Fees and Expenses” below for information about the difference between the fees and expenses of each Fund.
When you consider this information, please remember that each Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. In the case of the Growth Opportunities Fund, you should also consider the fact that, until January 1, 2010, the Fund was known as the Munder Internet Fund and was managed using different investment strategies during the periods prior to that date.
MUNDER TECHNOLOGY FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 9/30/09:	46.32%
Best Quarter:	38.20%	(quarter ended 12/31/01)
Worst Quarter:	-42.53%	(quarter ended 9/30/01)

			Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	Inception
(including maximum sales charges)%		%	%
CLASS Y (Inception 8/26/99)
Return Before Taxes	-46.98	-8.54	-12.99
Return After Taxes on Distributions	-46.98	-8.54	-12.99
Return After Taxes on Distributions and Sale of Fund Shares	-30.54	-7.05	-9.80

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.32
S&P North American Technology Sector IndexTM*(reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.32
CLASS A (Inception 10/26/99)
Return Before Taxes	-50.10	-9.86	-14.76

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.72
S&P North American Technology Sector IndexTM* (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.91

			Since
AVERAGE ANNUAL TOTAL RETURNS for periods ended December 31, 2008	1 Year	5 Years	Inception
(including maximum sales charges)%		%	%
CLASS B (Inception 10/26/99)
Return Before Taxes	-50.21	-9.89	-14.78

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.72
S&P North American Technology Sector IndexTM* (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-8.91
CLASS C (Inception 11/16/99)
Return Before Taxes	-47.97	-9.48	-16.00

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-2.96
S&P North American Technology Sector IndexTM* (reflects no deductions for fees, expenses or taxes)	-43.33	-5.38	-10.29
MUNDER GROWTH OPPORTUNITIES FUND
CLASS Y SHARES TOTAL RETURN (%)
per calendar year

YTD through 9/30/09:	69.54%
Best Quarter:	79.81%	(quarter ended 12/31/99)
Worst Quarter:	-47.53%	(quarter ended 9/30/01)

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS Y (Inception 6/1/98)
Return Before Taxes	-45.62	-4.60	-6.94	-2.02
Return After Taxes on Distributions	-45.62	-4.60	-6.97	-2.09
Return After Taxes on Distributions and Sale of Fund Shares	-29.65	-3.85	-5.54	-1.68

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.11
NASDAQ Composite Index* (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60
CLASS A (Inception 8/19/96)
Return Before Taxes	-48.73	-5.91	-7.70	3.35

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	4.43
NASDAQ Composite Index* (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	3.18
CLASS B (Inception 6/1/98)
Return Before Taxes	-48.84	-5.93	-7.73	-2.83

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.11
NASDAQ Composite Index* (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60

AVERAGE ANNUAL TOTAL RETURNS				Since
for periods ended December 31, 2008	1 Year	5 Years	10 Years	Inception
(including maximum sales charges)%		%	%	%
CLASS C (Inception 11/3/98)
Return Before Taxes	-46.69	-5.54	-7.86	-4.15

S&P 500® Index* (reflects no deductions for fees, expenses or taxes)	-37.00	-2.19	-1.38	-0.24
NASDAQ Composite Index* (reflects no deductions for fees, expenses or taxes)	-39.98	-3.96	-2.72	-0.60

*	The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The S&P North American Technology Sector IndexTM is a modified capitalization-weighted index designed to measure the performance of selected U.S.-traded technology-related stocks. The NASDAQ Composite Index is a capitalization-weighted index that measures the performance of all domestic and foreign common-type stocks listed on the NASDAQ Stock Market.
Average annual returns for Class C shares of the Technology Fund for periods prior to 10/31/03 are for Class II shares and reflect the fees and expenses of the Class II shares prior to that date. The index returns from inception for Class Y, A, B and C shares of the Technology Fund are as of 9/1/99, 11/1/99, 11/1/99 and 12/1/99, respectively. The index returns from inception for Class Y, A, B and C shares of the Growth Opportunities Fund are as of 6/1/98, 9/1/96, 6/1/98 and 11/1/98, respectively. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. If there is a capital loss at the end of the period, the return after taxes on the distributions and sale of Fund shares may exceed the return before taxes due to the tax benefit of realizing a capital loss upon the sale of Fund shares, which is factored into the result. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class Y shares. The after-tax returns of the Class A, B and C shares will vary from those shown for the Class Y shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.
Purchase, Redemption, Exchange and Conversion Policies
Both of the Funds are subject to certain minimum investment requirements and charges in connection with purchases, redemptions and exchanges of shares. Waivers may be available in certain types of transactions and to certain types of investors. For details on how to purchase, exchange, redeem or convert shares of the Growth Opportunities Fund, see “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.”
Dividends and Distributions
Both Funds declare and pay dividends from net investment income, if any, and distribute net realized capital gains, if any, at least annually. Dividends are generally subject to federal income tax. For both Funds, unless the shareholder elects to be paid in cash, all dividends and distributions are reinvested automatically in additional shares of the respective Funds at NAV, without any front-end or contingent deferred sales charge. Following the Reorganization, shareholders of the Technology Fund that have elected to receive distributions in cash will continue to receive distributions in cash from the Growth Opportunities Fund. See “Appendix C—How to Purchase, Sell, Exchange and Convert Shares” for a further discussion regarding the distribution policies of the Growth Opportunities Fund.
Tax Consequences
Completion of the Reorganization is subject to the Technology Fund receiving an opinion from legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. See “Information about the Reorganization—Federal Income Tax Consequences.”

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND
RISKS OF INVESTING IN THE FUNDS
The following discussion comparing investment objectives, principal investment strategies and risks of the Technology Fund and the Growth Opportunities Fund is based upon, and qualified in its entirety by, the description of the respective investment objectives, principal investment strategies and risks set forth in the Prospectus of the Technology Fund dated October 31, 2009, as supplemented, and the Prospectus of the Growth Opportunities Fund dated January 1, 2010, as supplemented. Please also refer to the additional comparative information provided in Appendix A for a description of the Funds’ other investment strategies and risks and differences in fundamental investment restrictions.
Investment Objectives
The Technology Fund has an investment objective to provide capital appreciation. The Growth Opportunities Fund has an investment objective to provide long-term capital appreciation.
Principal Investment Strategies
The principal investment strategies of the Funds are compatible, although not identical.
The Technology Fund pursues capital appreciation by investing, under normal circumstances, at least 80% of the Fund’s assets in common stocks of technology-related companies. This investment strategy may not be changed without 60 days’ prior notice to shareholders. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. Technology-related companies are companies that develop, manufacture, or distribute technology, communications and Internet-related products and services, including, computer hardware and software, communications hardware and software, semiconductors, business services, and, to a lesser extent, media and Internet-related services. The Fund may, however, also invest in equity securities of companies that should benefit commercially from technological advances.
For the Growth Opportunities Fund, MCM pursues long-term capital appreciation by identifying secular growth trends and investing in equity securities (i.e., common stocks, preferred stocks, depositary receipts, convertible securities and rights and warrants) of companies MCM believes will benefit from these trends. A substantial portion of the Growth Opportunities Fund’s investments will be in companies positioned to benefit from the secular growth of:
•	The Internet, including companies whose core business models are focused primarily on the Internet, companies that provide the hardware, services and software components that enable advancement or facilitate the usage of the Internet, and companies across a broad range of industries and sectors that utilize the Internet to enhance their business models; and

•	Science and technology, including companies whose core business models are primarily focused on science and technology and companies that benefit from scientific or technological advances.
As a result of the foregoing strategies and other fundamental investment policies, the Growth Opportunities Fund is likely to have a significant level of investment within the information technology sector. The Growth Opportunities Fund may also invest in other sectors, industries and types of companies that MCM believes exhibit attractive growth characteristics.
In selecting stocks for the Technology Fund, MCM first identifies existing or developing industries within the information technology sector that it believes offer attractive investment opportunities. The advisor then focuses on companies that it believes are leaders within those industries. Using fundamental analysis, the advisor considers these factors, among others, in choosing companies:
•	strong market share;

•	technologically superior products or services; and

•	stable or improving revenue growth, earnings growth or order trends.
In selecting individual securities for the Growth Opportunities Fund, MCM employs a bottom-up analysis, which involves a thorough review of a company’s products and services, competitive positioning, balance sheet and financial stability. In addition, MCM attempts to identify and evaluate underlying growth drivers for each company and to arrive at a projected fair value for the company.

Although both Funds will primarily be invested in domestic securities, up to 25% of each Fund’s assets may be invested in foreign securities, including those from emerging market countries.
There is no limit on the market capitalization of the companies in which either Fund may invest, or on the length of operating history for the companies; therefore, each Fund’s investments may include small-, mid- and large-capitalization companies.
Both Funds may lend securities with a value of up to 33 1/3% of the Fund’s total assets (including the loan collateral) to qualified institutions.
Both Funds may invest in initial public offerings (“IPOs”) and may engage in short-term trading, but the Growth Opportunities Fund does not consider these practices to be part of its principal investment strategies.
Each of the Funds has also adopted certain fundamental investment restrictions, which may not be changed without shareholder approval. The Funds’ fundamental investment restrictions are identical except with respect to concentration of investments within a particular industry. See Appendix A for a side-by-side comparison of the Funds’ fundamental investment restrictions.
Principal Investment Risks
Because the Funds have substantially similar investment objectives and compatible principal investment strategies, many of the risks of investing in the Growth Opportunities Fund are substantially the same as the risks of investing in the Technology Fund. All investments carry some degree of risk that will affect the value of the Funds’ portfolio investments, their investment performance and the Funds’ price per share. As a result, you may lose money if you invest in the Funds. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Principal Risk Factors Common to Both Funds
Both Funds share the following principal investment risks:
Stock Market Risk
The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. For example, stock prices have historically fluctuated in periodic cycles.
Stock Selection Risk
In addition to, or in spite of, the impact of movements in the overall stock market, the value of the Fund’s investments may decline if the particular companies in which the Fund invests do not perform well in the market.
Growth Investing Risk
The prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. The prices of growth stocks also may fall or fail to appreciate as anticipated by the advisor, regardless of movements in the securities markets.
Sector Concentration Risk
The Fund will invest its assets primarily within one economic sector, the information technology sector. When the Fund focuses its investments in a sector, it is particularly susceptible to the impact of market, economic, political, regulatory and other factors affecting that sector. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across sectors.
Information Technology Sector Investing Risk
Information technology companies tend to rely significantly on technological events or advances in their product development, production or operations. The value of these companies, therefore, is particularly vulnerable to rapid changes in technological product cycles, government regulation and competition. Further, information technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
Smaller Company Stock Risk
Smaller companies often have more limited managerial and financial resources than larger, more established companies, and therefore may be more susceptible to market downturns or changing economic conditions. Prices of smaller companies tend to be more volatile than those of larger companies and issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller company stocks typically have narrower markets and are traded in lower volumes, they are often more difficult to sell.
Foreign Securities Risk
Foreign securities, particularly those from emerging market countries, tend to be more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates.
Securities Lending Risk
The Fund may lose money when it loans portfolio securities if the borrower fails to return the securities and the collateral provided has declined in value and/or the Fund cannot convert the collateral to cash for any reason.
Risk Factors Common to Both Funds to Differing Degrees
In addition to the principal investment risks common to both Funds as described above, certain additional risks may apply to both Funds, although to differing degrees. The following risks are generally considered to be a principal risk only for the Technology Fund, although they may exist to a lesser degree for the Growth Opportunities Fund:
Short-Term Trading Risk
Short-term trading involves buying and selling the same security within a short period of time, which impacts portfolio turnover rates. A high rate of portfolio turnover (100% or more) could produce higher trading costs and taxable distributions, which would detract from the Fund’s performance.
IPO Risk
Investments in IPOs may result in increased transaction costs and expenses and the realization of short-term capital gains and distributions. In addition, in the period immediately following an IPO, investments may be subject to more extreme price volatility than that of other equity investments. The Fund may lose all or part of its investments if the companies making their IPOs fail or their product lines fail to achieve an adequate level of market recognition or acceptance.
Risk Factors Unique to the Growth Opportunities Fund
The Growth Opportunities Fund is also subject to the following additional principal investment risk, which may not apply at all to the Technology Fund.
Science and Technology Investing Risk
Science and technology companies tend to rely significantly on scientific or technological events or advances in their product development, production or operations. The value of certain science and technology companies, therefore, is particularly vulnerable to rapid changes in technology product cycles and competition. In certain sectors, such as the healthcare and energy sectors, tax policy, government regulation and/or cost containment measures may also influence the value of such companies. Further, biotechnology companies are significantly influenced by patent consideration and intense competition and may have persistent losses during a new product’s transition from development to production, causing greater price volatility than for other types of health care companies. Energy companies are particularly vulnerable to fluctuations in price and supply of energy fuels, energy conservation, supply of and demand for specific energy-related products or services. Further, science and technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.
INFORMATION ABOUT THE REORGANIZATION
Reorganization Agreement
The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Reorganization Agreement, which is attached to this Proxy Statement/Prospectus as Appendix D. The Reorganization Agreement provides that the Growth Opportunities Fund will acquire all of the assets, subject to all of the liabilities, of the Technology Fund in exchange for shares of the Growth Opportunities Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur as of the close of business on Friday, March 5, 2010 (“Closing

Date”). The Closing Date may be postponed if the Fund has not yet obtained the requisite vote needed to approve the Reorganization or for any other reason as the parties may agree. The net asset value (“NAV”) per share of the Technology Fund will be determined by dividing the Technology Fund’s assets, less liabilities, by the total number of its outstanding shares. The NAV per share of the Growth Opportunities Fund will be determined by dividing the combined Growth Opportunities Fund’s assets, less liabilities, by the total number of its outstanding shares of the Growth Opportunities Fund.
Each Fund utilizes State Street Bank and Trust Company, the sub-administrator for each Fund, to calculate the NAV for its shares and classes, as applicable. The method of valuation that is employed to value the securities of each Fund is in accordance with the procedures described in the prospectuses for each Fund, which are consistent with Rule 22c-1 under the 1940 Act and with the interpretations of such rule by the SEC. The number of full and fractional shares of the Growth Opportunities Fund you will receive in the Reorganization will be equal in value to the value of your shares of the Technology Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the Closing Date.
As promptly as practicable after the Closing Date, the Technology Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the NYSE on the Closing Date the shares of the Growth Opportunities Fund received by the Technology Fund in the Reorganization. The Technology Fund will accomplish the liquidation and distribution with respect to each class of the Technology Fund’s shares by the transfer of the Growth Opportunities Fund shares then credited to the account of the Technology Fund on the books of the Growth Opportunities Fund to open accounts on the share records of the Growth Opportunities Fund in the names of the Technology Fund’s shareholders. The aggregate NAV of Class A, B, C and Y shares of the Growth Opportunities Fund that will be credited to Class A, B, C and Y Technology Fund shareholders, respectively, will, with respect to each share class, be equal to the aggregate NAV of the shares of the Technology Fund of the corresponding class owned by Technology Fund shareholders on the on the Closing Date. All issued and outstanding shares of the Technology Fund will simultaneously be canceled on the books of the Technology Fund. The Growth Opportunities Fund will not issue certificates representing the Class A, B, C or Y shares of the Growth Opportunities Fund issued in connection with such transaction. After such distribution, MST will take all necessary steps under Delaware law, MST’s Declaration of Trust and By-Laws, and any other applicable laws or regulations to effect a complete dissolution of the Technology Fund.
The Board has determined that the interests of shareholders of the Technology Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of the Technology Fund and its shareholders. MCM will bear the expenses of the Reorganization, excluding brokerage fees and brokerage expenses incurred in connection with the Reorganization.
The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization by mutual written agreement of the parties or by action of one party or the other under other limited circumstances as provided in the Reorganization Agreement. If the Reorganization is approved by shareholders but is NOT completed for any reason, including termination of the Reorganization prior to the Closing Date by mutual agreement of the parties or for failure of either party to satisfy a condition required by the Reorganization Agreement for the closing to be completed, the Technology Fund and Growth Opportunities Fund will continue to operate separately, and MCM and the Board of Trustees of MST will determine what additional steps may be appropriate and in the best interests of the Technology Fund and its shareholders, including but not limited to liquidation of the Fund.
The Reorganization Agreement provides that the Technology Fund and MST, on behalf of the Growth Opportunities Fund, may waive compliance with any of the covenants or conditions made therein for the benefit of their respective Funds, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of the Technology Fund in accordance with the provision of the Declaration of Trust and By-laws of the Technology Fund, applicable state law and the 1940 Act; and (2) the Technology Fund and Growth Opportunities Fund receive the opinion of counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.
Shareholders of the Technology Fund as of the Closing Date will receive shares of the Growth Opportunities Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Description of the Growth Opportunities Fund’s Shares
Full and fractional shares of the respective class of shares of the Growth Opportunities Fund will be issued to the Technology Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Growth Opportunities Fund does not issue share certificates. The shares of the Growth Opportunities Fund to be issued to Technology Fund’s shareholders and recorded on the shareholder records of the transfer agent will have no pre-emptive or conversion rights, as more fully described in “Appendix C—How to Purchase, Sell, Exchange and Convert Shares.” Please note that the Growth Opportunities Fund offers other share classes that are not described in this Proxy Statement/Prospectus.
Reasons for the Reorganization
The primary purpose of the proposed Reorganization is to achieve greater economies of scale by combining two funds with similar investment strategies and investments into a single fund. On October 27, 2009, the Board unanimously voted to approve the Reorganization between the Technology Fund and the Growth Opportunities Fund. The Board concluded that the Reorganization would be in the best interests of each of the Technology Fund and Growth Opportunities Fund and their shareholders, and that neither the interests of the Technology Fund’s shareholders nor the interests of the Growth Opportunities Fund’s shareholders would be diluted as a result of the Reorganization.
In arriving at their conclusions, the Board considered, among other things, the following facts:
•	The investment objectives and principal investment strategies of the Growth Opportunities Fund and the Technology Fund are compatible;

•	The expense ratios of the respective classes of the Growth Opportunities Fund are substantially less than those of the corresponding classes of the Technology Fund, thereby offering Technology Fund shareholders the benefits of economies of scale;

•	The Reorganization is not likely to have any adverse impact on the expense ratios of the Growth Opportunities Fund;

•	The performance of the Growth Opportunities Fund is better than that of the Technology Fund over most performance periods on both an absolute basis as well as on a relative basis compared to the Funds’ respective benchmark indexes;

•	The same portfolio management team that manages the Growth Opportunities Fund is responsible for the management of the Technology Fund; and

•	The costs of the Reorganization (other than brokerage fees and expenses associated with the purchase and sale of portfolio securities) will be borne by MCM.
In addition to the information described above, MCM also provided information to the Board concerning: (1) the specific terms of the Reorganization, including information regarding comparative expense ratios; (2) detailed comparisons of the Funds’ investment objectives, strategies, limitations and performance; (3) comparative information concerning the existing holdings of each Fund; and (4) alternatives to the Reorganization considered by MCM.
In light of the foregoing considerations, the Board of Trustees unanimously concluded that (1) the Reorganization is in the best interests of the Technology Fund and (2) the Reorganization would not result in a dilution of the interest of shareholders of the Technology Fund. Similarly, the Board of Trustees of MST also approved the Reorganization with respect to the Growth Opportunities Fund and determined that (1) the Reorganization is in the best interests of the Growth Opportunities Fund and (2) the interests of shareholders of the Growth Opportunities Fund would not be diluted as a result of the Reorganization.
Federal Income Tax Consequences
The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) the Internal Revenue Code of 1986, as amended (“Code”), with no gain or loss recognized as a consequence of the Reorganization by the Growth Opportunities Fund, the Technology Fund (except for “Section 1256 contracts,” which include certain types of options, futures or forward contracts) or the shareholders of the Technology Fund. As a condition to the closing of the Reorganization, the Technology Fund will receive a legal opinion from counsel to that effect. That opinion will be based upon certain representations and warranties made by the Technology Fund and the Growth Opportunities Fund and certifications received from each of the Funds and certain of their service providers.
Immediately prior to the Reorganization, the Technology Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of the Technology Fund’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryforwards). Such dividends will be included in the taxable income of the Technology Fund’s shareholders.
As of June 30, 2009, the Technology Fund had an unused capital loss carryover of approximately $1.4 billion. Capital loss carryovers are considered valuable because they can reduce a fund’s future taxable income and thus reduce the taxable amount distributed to fund shareholders.
The proposed Reorganization will affect the use of these capital loss carryovers in two respects. The first concerns the “sharing” of them with the shareholders of the Growth Opportunities Fund. If there were no Reorganization, these capital loss carryovers would inure solely to the benefit of the shareholders of the Technology Fund. If the Reorganization occurs, they carry over (subject to the limitations described below) to the Growth Opportunities Fund. That means that any resulting tax benefits inure to all shareholders of the Growth Opportunities Fund (i.e., both pre-Reorganization shareholders of the Technology Fund and pre-Reorganization shareholders of the Growth Opportunities Fund).
The second manner in which the Reorganization will affect the use of the capital loss carryover and built-in losses concerns certain limitations imposed under the Code with respect to the use of these losses. Very generally, when more than 50% of the stock of a “loss corporation” such as the Technology Fund is acquired (as will be the case here), the Code imposes various limitations on the use of loss carryovers following the acquisition. The amount of such loss carryovers that can be used each year to offset post-acquisition income is generally limited to an amount equal to the “federal long-term tax-exempt rate” (the applicable rate for December 2009 was 4.16%) multiplied by the value of the “loss corporation’s” equity. Furthermore, capital losses may generally be carried forward for only eight years in the case of regulated investment companies. These limitations would result in a forfeiture of the ability to use approximately $1.38 billion of the Technology Fund’s capital losses (based on the Technology Fund’s value as of October 31, 2009). However, there is no assurance that such losses would be used even in the absence of the Reorganization. In addition, the shareholders of Technology Fund would be taxed on their share of any distributed taxable gains after the Reorganization, including those gains attributable to unrealized gains of the Growth Opportunities Fund, if any, at the time of the Reorganization. It should also be noted, however, that, as of June 30, 2009, the Growth Opportunities Fund had approximately $3.4 billion of unused capital losses and had deferred approximately $21.3 million in capital losses that would inure to the benefit of its shareholders, including pre-Reorganization shareholders of the Technology Fund.
You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, you should also consult your tax advisor as to state and other local tax consequences, if any, of the Reorganization.
Comparison of Rights of Shareholders
Both the Technology Fund and the Growth Opportunities Fund are series of MST, which is organized as a Delaware statutory trust. Both the Technology Fund and MST are governed by the same Declaration of Trust and By-laws. As such, there are no material differences in the rights of either Fund’s shareholders.
Shareholder Voting Rights
Neither the Growth Opportunities Fund nor the Technology Fund holds annual shareholder meetings. The 1940 Act requires that a shareholder meeting be called for the purpose of electing Trustees at such time as fewer than a majority of Trustees holding office have been elected by shareholders. Other than special meetings called by the Trustees of MST or by MST’s President or Secretary in accordance with the By-Laws of MST, meetings of the shareholders of either Fund may be called for any purpose deemed necessary or desirable upon the written request of the shareholders holding at least 10% of the outstanding shares of the applicable Fund entitled to vote at such meeting, provided that (1) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (2) the shareholders requesting such meeting shall have paid to MST the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary of MST shall determine and specify to such shareholders.
Appraisal Rights
Under the laws of the State of Delaware, shareholders of neither the Technology Fund nor the Growth Opportunities Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.
Capitalization
The following table shows the capitalization of the Technology Fund and the Growth Opportunities Fund (which was then known as the Munder Internet Fund), and on a pro forma basis as of September 30, 2009, giving effect to the proposed acquisition of assets at NAV.
Class A Shares

	As of September 30, 2009
			Pro Forma after
		Growth Opportunities	Reorganization: Growth
	Technology Fund	Fund	Opportunities Fund
Net Assets	$50,142,460.29	$263,164,908.38	$313,307,368.66
Net asset value per share	$3.57	$22.14	$22.14
Shares outstanding	14,045.507.08	11,886,400.56	14,151,191.00
Class B Shares

	As of September 30, 2009
			Pro Forma after
		Growth Opportunities	Reorganization: Growth
	Technology Fund	Fund	Opportunities Fund
Net Assets	$4,702,359.71	$17,011,340.80	$21,713,700.52
Net asset value per share	$3.32	$20.35	$20.35
Shares outstanding	1,416,373.41	835,938.12	1,067,012.31
Class C Shares

	As of September 30, 2009
			Pro Forma after
		Growth Opportunities	Reorganization: Growth
	Technology Fund	Fund	Opportunities Fund
Net Assets	$12,348,147.77	$50,754,458.29	63,102,606.06
Net asset value per share	$2.99	$20.36	$20.36
Shares outstanding	4,129,815.31	2,492,851.59	3,099,342.14
Class R Shares

	As of September 30, 2009
			Pro Forma after
		Growth Opportunities	Reorganization: Growth
	Technology Fund	Fund	Opportunities Fund
Net Assets	—	$39,724.63	$39,724.63
Net asset value per share	—	$21.85	$21.85
Shares outstanding	—	1,818.06	1,818.06
Class Y Shares

	As of September 30, 2009
			Pro Forma after
		Growth Opportunities	Reorganization: Growth
	Technology Fund	Fund	Opportunities Fund
Net Assets	$626,684.71	$13,376,304.77	$14,002,989.48
Net asset value per share	$3.98	$22.82	$22.82
Shares outstanding	157,458.47	586,165.85	613,627.94

INFORMATION ABOUT MANAGEMENT OF THE FUNDS
Investment Advisor
Founded in 1985, Munder Capital Management (“MCM”), 480 Pierce Street, Birmingham, Michigan 48009 is the investment advisor of both the Technology Fund and the Growth Opportunities Fund. As of September 30, 2009, MCM had approximately $15.7 billion in assets under management, of which $10.3 billion were invested in equity securities, $0.1 billion were invested in money market or other short-term instruments, and $5.3 billion were invested in other fixed income securities.
MCM provides overall investment management for the Technology Fund and the Growth Opportunities Fund, provides research and credit analysis concerning the Funds’ portfolio securities and is responsible for all purchases and sales of portfolio securities. Pursuant to a combined investment advisory agreement between MCM and MST, on behalf of the Growth Opportunities Fund and the Technology Fund, the Growth Opportunities Fund pays MCM an advisory fee of 1.00% based on the first $500 million of average daily net assets of the Growth Opportunities Fund; 0.85% on the next $500 million of average daily net assets; and 0.80% of average daily net assets in excess of $1 billion, and the Technology Fund pays MCM an advisory fee of 1.00% of the first $300 million of average daily net assets of the Technology Fund; 0.90% of the next $700 million of average daily net assets; and 0.80% of average daily net assets in excess of $1 billion.
Portfolio Managers
The same team of professionals employed by MCM makes investment decisions for the Technology Fund and the Growth Opportunities Fund. The team is made up of Mark A. Lebovitz and Kenneth A. Smith. Mr. Smith makes final investment decisions for the Funds.
Mark A. Lebovitz, CFA, Portfolio Manager and Equity Analyst, joined MCM in 1999 and has been a member of the Growth Opportunities Fund’s portfolio management team since 2005. Prior to that time, Mr. Lebovitz provided idea generation and research support in the technology sector for the Fund and MCM’s other equity investment disciplines. He has also been a member of the portfolio management team for the Munder Technology Fund since 2005.
Kenneth A. Smith, CFA, Senior Portfolio Manager, has been a member of the Growth Opportunities Fund’s portfolio management team since 1999. He has also been a member of the portfolio management team for the Munder Technology Fund since its inception in 1999 and a member of the portfolio management teams for the Munder Large-Cap Value Fund and separately managed accounts in MCM’s large-capitalization value and core value disciplines, focusing on the technology and telecommunications industries, since 2008. Mr. Smith served as Director-Technology Investing of MCM from 2004 through 2008. Mr. Smith has been continuously employed by MCM since 1999, previously working for MCM from 1996 to 1998.
Additional information about the compensation of members of the portfolio management team, other accounts managed by these individuals, and their ownership of securities in the Fund is available in the Fund’s Statement of Additional Information.
ADDITIONAL INFORMATION ABOUT THE TECHNOLOGY FUND AND THE GROWTH OPPORTUNITIES FUND
Information about the Technology Fund and the Growth Opportunities Fund is included in: (1) the Prospectus of the Technology Fund (Class A, B, C and Y shares) dated October 31, 2009, as supplemented November 1, 2009; (2) the Prospectus of the Growth Opportunities Fund (Class A, B, C, R and Y shares) dated January 1, 2010; (3) the Munder Funds’ Statement of Additional Information dated October 31, 2009, as supplemented and restated January 21, 2010; (5) the Annual Report for the Technology Fund (Class A, B, C and Y shares) dated June 30, 2009; and (6) the Annual Report for the Growth Opportunities Fund (f/k/a the Munder Internet Fund) (Class A, B, C, R and Y shares) dated June 30, 2009. Copies of each of these documents, the SAI related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge for the Funds by (1) calling (800) 468-6337, (2) writing to the Funds at 480 Pierce Street, Birmingham, Michigan 48009, or (3) logging on to www.munderfunds.com.
Both the Technology Fund and the Growth Opportunities Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. They may also be inspected and copied at the Chicago Regional Office of the SEC, 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Copies of such material can also be obtained from the Public Reference Branch, SEC, Washington, DC 20549 at prescribed rates.
Required Vote
Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Technology Fund. See “Voting Information.”
THE BOARD, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, HAVE UNANIMOUSLY RECOMMENDED APPROVAL OF THE REORGANIZATION AGREEMENT.
OTHER BUSINESS
The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.
VOTING INFORMATION
This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of the Technology Fund on or about February 2, 2010. Only shareholders of record as of the close of business on the Record Date, January 15, 2010, will be entitled to notice of, and to vote at, the Meeting. If the enclosed form of proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted FOR each Proposal and FOR any other matters deemed appropriate.
A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Technology Fund at the address on the cover of this Proxy Statement/Prospectus or by attending and voting at the Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of each of the proposals.
Proxy Solicitation
It is expected that the solicitation of proxies will be primarily by mail and by telephone. Supplemental solicitations may be made by mail or by telephone by officers and representatives of the Technology Fund, MCM and their affiliates or The Altman Group. MCM has retained The Altman Group as the solicitor for the proxies, at an estimated cost of $2,500, plus additional expenses associated with contacting shareholders who do not vote, which are estimated at $55,000. It is anticipated that banks, broker-dealers and other institutions will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. MCM may, upon request, reimburse banks, broker-dealers and other institutions for their expenses in forwarding proxy materials to beneficial owners.
As the Meeting date approaches, certain shareholders of the Technology Fund may receive a telephone call from a representative of The Altman Group if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.
In all cases where a telephonic proxy is solicited, the Altman Group representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Altman Group representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Altman Group, then the Altman Group representative has the responsibility to explain the process, read the Proposals listed on the proxy card and ask for the shareholder’s instructions on the Proposal. Although the Altman Group representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy

Statement/ Prospectus. Altman Group will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter to confirm his or her vote and asking the shareholder to call Altman Group immediately if his or her instructions are not correctly reflected in the confirmation.
Vote Required
Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding voting securities of the Technology Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote (1) of 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) of more than 50% of the outstanding voting securities of the Technology Fund. Shareholders of the Technology Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.
Quorum
The holders of thirty-three and one-third percent (331/3%) of the shares of the Technology Fund that are outstanding at the close of business on the Record Date and are present in person or represented by proxy will constitute a quorum for the Meeting.
However, the mere presence of a quorum at the Meeting may not be sufficient to approve the proposal. If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. All such adjournments will require the affirmative vote of a majority of the votes cast. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on the proposal specified herein prior to any such adjournment if sufficient votes for the approval of the proposal have been received.
Adjournments
In the event that a quorum is not present or sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. In determining whether to adjourn the Meeting with respect to the proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of the proposal will be voted in favor of adjournment while votes cast against the proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated below, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.
Effect of Abstentions and Broker “Non-Votes”
For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Notwithstanding the foregoing, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Accordingly, abstentions and broker non-votes will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

Share Information
There were 18,967,584.373 shares of the Technology Fund outstanding as of the close of business on the Record Date. As of January 15, 2010, to the knowledge of the Funds, the following shareholders owned, either beneficially or of record, 5% or more of the outstanding shares of the Technology Fund and/or the Growth Opportunities Fund:

		Type of	Percentage of	Percentage of
Name of Fund	Name and Address of Owner	Ownership	Fund	Class
Technology Fund	MLPF&S FBO The Sole Benefit of its Customers Attn Fund Administration (97XXX) 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	8.96%	A: 7.84% B: 9.54% C: 11.27% Y: 33.31%

Growth Opportunities Fund	MLPF&S FBO The Sole Benefit of its Customers Attn Fund Administration (97XXX) 4800 Deer Lake Dr E 2nd Fl Jacksonville, FL 32246-6484	Record	13.71%	A: 11.30% B: 10.10% C: 7.17% R: 41.12% Y: 23.57%
As of the Record Date, each of the Trustees and executive officers owned individually, and owned collectively as a group less than 1% of the outstanding shares of the Technology Fund.
For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to “control” such company. Under this definition, there were no control persons of the Technology Fund as of the Record Date.
The votes of the shareholders of the Growth Opportunities Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.
LEGAL MATTERS
Certain legal matters concerning the issuance of shares of the Growth Opportunities Fund will be passed upon by Dechert LLP, 1775 I Street, N.W., Washington, DC 20006.
THE BOARD OF TRUSTEES OF THE TECHNOLOGY FUND, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND APPROVAL OF THE REORGANIZATION AGREEMENT INCLUDING THE SALE OF ALL OF THE ASSETS OF THE TECHNOLOGY FUND TO THE GROWTH OPPORTUNITIES FUND, THE LIQUIDATION OF THE TECHNOLOGY FUND AND THE DISTRIBUTION OF SHARES OF THE GROWTH OPPORTUNITIES FUND TO SHAREHOLDERS OF THE TECHNOLOGY FUND, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE REORGANIZATION AGREEMENT.

APPENDIX A – FURTHER COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
The following sections provide more information about each Fund’s principal investment strategies and risks and about other investment, investment techniques and risk that may be applicable to the Funds. For a complete description of the Fund’s principal investment strategies and principal risks please read the information provided under “Comparison of Investment Objectives, Principal Investment Strategies and Risks of Investing in the Funds” in this Proxy Statement/Prospectus.
More Information About the Funds’ Principal Investment Strategies and Risks
A summary description of each Fund’s principal investment strategies and risks are included this Prospectus. Below you will find additional information about each Fund’s investment in foreign securities, including emerging market country securities, and its participation in securities lending.
Foreign Securities
The term “foreign securities” includes direct investments in non-U.S. dollar-denominated securities that are traded outside of the U.S. and U.S. dollar-denominated securities of foreign issuers that are traded in the United States. Foreign securities also include indirect investments such as depositary receipts and depositary shares.
Depositary receipts are U.S. dollar-denominated receipts representing shares of foreign-based corporations and depositary shares are shares issued under a deposit agreement representing shares of foreign-based corporations. American Depositary Receipts (ADRs) and American Depositary Shares (ADSs) are issued by U.S. banks or trust companies, and entitle the holder to all dividends and capital gains that are paid out of the underlying foreign assets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are issued by European financial institutions. New York Registered Shares (NYRs), also known as Guilder Shares since most of the issuing companies are Dutch, are U.S. dollar-denominated certificates issued by foreign companies specifically for the U.S. market.
Foreign Securities Risk
Investments by a Fund in foreign securities present risks of loss in addition to those presented by investments in U.S. securities. Particularly, in less developed countries, political and economic risks may be greater. The possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities.
Issuers of foreign securities and foreign securities markets are generally not subject to the same degree of regulation as are U.S. issuers and U.S. securities markets. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards.
To the extent a Fund invests in foreign currency-denominated securities, fluctuations in currency exchange rates, which may be significant over short periods of time, will cause the Fund’s net asset value to fluctuate as well. A decline in the value of a foreign currency relative to the U.S. dollar will reduce the value of a foreign currency-denominated security. If a Fund holds cash in foreign currencies, it may be exposed to risks independent of its securities positions.
Direct investments in foreign securities also may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Further, foreign securities may be subject to the imposition of withholding taxes on dividend income.
Emerging Markets Investing
All or part of each Fund’s investments in foreign securities may be in companies from emerging market countries, which are developing countries in the early stages of adopting capitalism. Emerging market countries include, without limitation, portions of Asia, Latin America, Eastern Europe, and the Middle East/Africa, such as China, India, Malaysia, Brazil, Mexico, Poland, Russia, Egypt, Israel and South Africa.
Emerging Markets Investing Risk
There are greater risks involved in investing in emerging market countries than those associated with investment in developed foreign markets. Generally, structures in emerging market countries are less diverse and mature than those of developed countries and their political systems are less stable; therefore, the risks of investing in foreign securities in general tend to be amplified for investment in emerging markets. Further, due to the small securities markets and low trading volumes in emerging market countries, investments may be more illiquid and volatile than investments in developed countries and therefore subject to abrupt and severe price declines. In addition, investment in emerging market countries may require a Fund to establish special custody or other arrangements before investing. Because the securities settlement procedures tend to be less sophisticated in emerging market countries, a Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions.
Securities Lending
Both Funds utilize a lending agent to loan portfolio securities to qualified institutions on a short-term basis. Each loan is secured by cash or non-cash collateral, which is adjusted daily. Cash collateral is typically invested in a registered money market fund. Non-cash collateral is typically made up of high-quality government or agency securities. Under the terms of each loan, the lending agent collects a fee from the borrower, a portion of which will be rebated upon return of the loaned securities. The Funds earn a specified percentage of the net fee earned by the lending agent, including any earnings on the invested cash collateral.
Securities Lending Risk
If the borrower fails to return the loaned securities and the collateral provided has declined in value and/or the lending Fund cannot convert the collateral to cash for any reason, the Fund could lose money. To the extent cash collateral received from a borrower is invested in a money market fund or similar short-term investment vehicle, the value of the collateral is subject to the credit and liquidity risks associated with that investment.
Other Investments, Investment Techniques and Risks
MCM may use several types of investments or investment techniques in furtherance of each Fund’s overall investment objective, which MCM does not consider part of its principal investment strategies. The most significant of these and their associated risks are described below. Additional information on other investments and investment techniques that may be used by MCM is included in the Munder Funds’ Statement of Additional Information.
Borrowing
Each Fund may borrow from banks in an amount up to 33 1/3% of the Fund’s assets, including the amount borrowed. Each Fund may also issue a note evidencing a temporary loan (i.e., one that must be repaid within 60 days), as long as it does not exceed 5% of the Fund’s total assets. Borrowing may include utilization of a line of credit or short-term loan from the Fund’s custodian in order to meet redemptions, settle trades or otherwise provide liquidity.
Borrowing Risk
Borrowings by a Fund may involve leveraging. As leverage increases, the negative impact on the Fund’s net asset value from a decline in value of the Fund’s securities will be magnified. Further, interest rates paid on outstanding borrowings will fluctuate. As interest rates rise, the cost of borrowing increases.
Derivatives
Derivative instruments are financial contracts whose value is based on an underlying security or asset, a currency exchange rate, an interest rate or a market index. Many types of instruments representing a wide range of potential risks and rewards are derivatives, including futures contracts, options on futures contracts, options, and forward currency exchange contracts. A Fund may, but is not required to, use derivatives for hedging (attempting to reduce risk by offsetting one investment position with another), for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly. Hedging may relate to a specific investment, a group of investments, or a Fund’s portfolio as a whole. The Funds will not use derivatives for speculative purposes.
Derivatives Risk
Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to the credit risk of the derivative’s counterparty, the risk of mispricing or improper valuation, and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets, rates or indices. There can be no assurance that a Fund will use derivatives to hedge any particular position or risk, nor can there be any assurance that a derivative hedge, if employed, will be successful.

The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks of derivative instruments include: (1) the risk that interest rates, securities prices, asset values, and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, assets, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences.
ETFs
Traditional ETFs in which the Funds may invest represent a fixed portfolio of securities designed to track a particular market segment of index. The Funds may purchase an ETF to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.
ETF Risk
ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, the Fund bears its pro rata portion of the ETF’s expenses.
Temporary and Defensive Investing
Each Fund typically minimizes its cash holdings in an effort to provide investors with full market exposure to the particular asset class or classes represented by the Fund. This approach, which avoids trying to time broad market movements, allows investors to make their own asset allocation decisions. From time to time, however, a Fund temporarily may, but is not required to, invest all or any portion of its assets in short-term obligations, such as U.S. government obligations, high-quality money market instruments and exchange-traded funds in order to meet redemption requests or as a defensive measure in response to adverse market or economic conditions.
Temporary and Defensive Investing Risk
During periods when a Fund maintains an increased exposure to short-term obligations, it will not fully participate in equity market movements and may not achieve its investment objective. Short periods of deviation from full market exposure during a market upswing can have a significant adverse impact on the Fund’s returns.
Comparison of Fundamental Investment Restrictions
Fundamental investment policies may only be changed by a vote of a Fund’s shareholders, while a Fund’s Board generally has the ability to change non-fundamental investment policies without a shareholder vote. The Funds’ fundamental investment restrictions are identical except with respect to the Funds’ fundamental investment restriction concerning concentration as follows:
•	The Growth Opportunities Fund will concentrate in securities of companies engaged in the research, design, development, manufacturing or distribution of products, processes or services for use with Internet-related businesses; and

•	The Technology Fund will concentrate in securities of companies that are primarily engaged in the technology-related businesses.

APPENDIX B – MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE AND FINANCIAL HIGHLIGHTS
The following Management Discussion of Fund Performance and Financial Highlights first appeared in the June 30, 2009 Annual Report to Shareholders of the Munder Growth Opportunities Fund (which was then known as the Munder Internet Fund). The Technology Fund’s Management Discussion of Fund Performance and Financial Highlights, which are included in the Technology Fund’s June 30, 2009 Annual Report to Shareholders and Prospectus, respectively, have been incorporated by reference into this Proxy Statement/Prospectus.
Past performance does not guarantee future results. The performance data quoted for the Growth Opportunities Fund represents past performance and current returns may be lower or higher. The investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information for the Growth Opportunities Fund current to the most recent month end, please visit www.munderfunds.com.
Munder Growth Opportunities Fund
The Fund concentrates its investments in Internet-related securities, which tend to be relatively volatile. It is therefore subject to higher market risk and price volatility than funds with more broadly diversified investments. The Fund tends to invest in smaller company stocks, which are more volatile and less liquid than larger, more established company securities. The Fund also may invest up to 25% of its assets in foreign securities, which involve additional risks due to currency fluctuations, economic and political conditions, and differences in financial reporting standards. In addition, performance and after-tax returns can be significantly impacted by Fund investments in initial public offerings (IPOs), which may involve short-term trading. We cannot, however, ensure that the Fund will obtain IPOs.
Fund holdings are subject to change and percentages shown below are based on net assets as of June 30, 2009. The following pie chart illustrates the Fund’s investment allocation. A complete list of holdings as of June 30, 2009 is contained in the Portfolio of Investments included in this report. The most currently available data regarding portfolio holdings can be found on our website, www.munderfunds.com. You may also obtain currently available portfolio holdings data by calling (800) 468-6337.
The performance data contained in the following commentary is based on Class Y Shares of the Internet Fund for the year ended June 30, 2009. Performance of the other classes of shares will differ. The returns for the Fund reflect the reinvestment of dividends and capital gains, if any, and are reported after the deduction of all expenses. These returns do not, however, reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon redemption of Fund shares.
Portfolio Management Team: Mark Lebovitz and Kenneth Smith
Although Internet stocks were not spared from the market turmoil that characterized the Munder Funds’ fiscal year ended June 30, 2009, that segment of the stock market significantly outperformed the broader stock market, as measured by the S&P 500® Index. For that twelve-month period, the S&P 500® Index had a -26.21% return, compared to a -14.90% return for the Munder Internet Fund, a -8.05% return for the Inter@ctive Week Internet Index, a -11.34% return for the Morgan Stanley Internet Index and a -19.78% median return for the Lipper universe of science and technology funds.
The Fund lagged behind its Morgan Stanley Internet Index benchmark largely because of the Fund’s relative weakness in its computers & peripherals, Internet & catalog retail and communications equipment segments. The Fund did, however, have positive relative performance in its software and Internet software & services segments. In addition, the Fund received a boost to performance during the period from various class action claim settlements.
In May, a class action recovery from Gilat Satellite resulted in a $0.06 increase in net asset value. Additionally, as the surviving entity in the merger with the Amerindo Technology Fund, the Fund is entitled to any class action recoveries paid to the Amerindo Technology Fund. In April, the Amerindo Technology Fund custodian wired the Fund proceeds from several class action settlements paid to the Amerindo Technology Fund. Receipt of these payments resulted in a $0.02 net asset value increase to the Fund.
Overweights in Hewlett-Packard (1.8% of the Fund) and Seagate Technology, which was eliminated from the Fund in December, were the primary detractors from the Fund’s relative performance in its computers & peripherals segment. Among the Fund’s Internet & catalog retail holdings, the Fund’s underweights in Amazon.com (3.6% of the Fund), Blue Nile (0.4% of the Fund) and priceline.com (2.6% of the Fund) had the greatest negative impact on the Fund’s relative return. An overweight in Research in Motion (1.2% of the Fund) and an underweight in Juniper Networks (0.7% of the Fund) were largely responsible for the lagging performance of the communications equipment segment of the Fund.
In contrast to these relatively weak segments, the software segment of the Fund had strong relative performance, primarily due to the overweighted positions in Shanda Interactive Entertainment (0.9% of the Fund), whose stock price rose by 93% for the year ended June 30, 2009, and McAfee (1.8% of the Fund). Another positive contribution to relative performance in that segment was an underweight in Salesforce.com (0.7% of the Fund). The Fund’s relative strength in the Internet software & services segment was boosted by an underweight in TechTarget (1.0% of the Fund) and an overweight in Napster. Napster was sold in October just prior to its acquisition by Best Buy.
Index and Lipper performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. The S&P 500® Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The Morgan Stanley Internet Index is an equal dollar-weighted index made up of leading companies drawn from nine Internet sub-sectors that are driving the growth of Internet usage. The Inter@ctive Week Internet Index is a modified market capitalization-weighted index designed to measure a cross section of companies involved in providing Internet infrastructure and access, developing and marketing Internet content and software, and conducting business over the Internet. You cannot invest directly in an index, securities in the Fund will not match those in an index, and performance of the Fund will differ. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index’s returns.
The Lipper universe of science and technology funds represents the universe of existing mutual funds that are categorized by Lipper, Inc. under the same investment objective as the Fund. You cannot invest directly in a Lipper universe.
Financial Highlights
The financial highlights tables are intended to help you understand the financial performance of the Growth Opportunities Fund’s Class A, B, C and Y shares for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular class of the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Our website, www.munderfunds.com, contains the Fund’s most recent annual and semi-annual reports. You may also obtain the annual and semi-annual reports and Statement of Additional Information without charge by calling (800) 438-5789.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Munder Growth Opportunities Fund	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
CLASS A SHARES(a)
Net asset value, beginning of period	$20.51	$23.41	$19.29	$17.70		$18.53

Income/(loss) from investment operations:
Net investment loss	(0.33)	(0.37)	(0.37)	(0.24)		(0.31)
Net realized and unrealized gain/(loss) on investments	(2.77)	(2.53)	4.49	1.75		(0.52)

Total from investment operations	(3.10)	(2.90)	4.12	1.51		(0.83)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.41	$20.51	$23.41	$19.29		$17.70

Total return (d)	(15.11)%	(12.43)%	21.41%	9.11	%(e)	(4.59)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$210,683	$283,745	$392,918	$445,453		$358,457
Ratio of operating expenses to average net assets	2.62%	2.08%	2.33%	2.18%		2.29%
Ratio of net investment loss to average net assets	(2.10)%	(1.61)%	(1.83)%	(1.19)%		(1.75)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers	2.62%	2.08%	2.33%	2.18%		2.31%

(a)	Class A of the Fund (formerly known as the Munder Internet Fund) commenced operations on August 19, 1996.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.65% for Class A shares.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Munder Growth Opportunities Fund	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
CLASS B SHARES(a)
Net asset value, beginning of period	$19.02	$21.88	$18.16	$16.79		$17.71

Income/(loss) from investment operations:
Net investment loss	(0.41)	(0.50)	(0.49)	(0.37)		(0.42)
Net realized and unrealized gain/(loss) on investments	(2.57)	(2.36)	4.21	1.66		(0.50)

Total from investment operations	(2.98)	(2.86)	3.72	1.29		(0.92)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$16.04	$19.02	$21.88	$18.16		$16.79

Total return (d)	(15.71)%	(13.07)%	20.47%	8.35	%(e)	(5.31)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$15,137	$25,728	$35,603	$47,126		$196,038
Ratio of operating expenses to average net assets	3.38%	2.83%	3.08%	2.95%		3.04%
Ratio of net investment loss to average net assets	(2.85)%	(2.36)%	(2.59)%	(2.04)%		(2.47)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers	3.38%	2.83%	3.08%	2.95%		3.06%

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Munder Growth Opportunities Fund	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
CLASS C SHARES(a)
Net asset value, beginning of period	$19.03	$21.90	$18.17	$16.80		$17.72

Income/(loss) from investment operations:
Net investment loss	(0.42)	(0.50)	(0.49)	(0.37)		(0.42)
Net realized and unrealized gain/(loss) on investments	(2.57)	(2.37)	4.22	1.66		(0.50)

Total from investment operations	(2.99)	(2.87)	3.73	1.29		(0.92)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$16.04	$19.03	$21.90	$18.17		$16.80

Total return (d)	(15.76)%	(13.06)%	20.46%	8.34	%(e)	(5.30)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$41,302	$58,172	$82,541	$99,230		$124,925
Ratio of operating expenses to average net assets	3.37%	2.83%	3.08%	2.94%		3.04%
Ratio of net investment loss to average net assets	(2.85)%	(2.37)%	(2.59)%	(1.99)%		(2.49)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers	3.37%	2.83%	3.08%	2.94%		3.06%

(a)	Class B and C shares of the Fund (formerly known as the Munder Internet Fund) commenced operations on June 1, 1998 and November 3, 1998, respectively.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 7.87% for Class B shares and 7.87% for Class C shares.

	Year	Year	Year	Year		Year
	Ended	Ended	Ended	Ended		Ended
Munder Growth Opportunities Fund	6/30/09(b)	6/30/08(b)	6/30/07(b)	6/30/06(b)		6/30/05(b)
CLASS Y SHARES(a)
Net asset value, beginning of period	$21.07	$24.00	$19.72	$18.05		$18.85

Income/(loss) from investment operations:
Net investment loss	(0.30)	(0.31)	(0.33)	(0.20)		(0.27)
Net realized and unrealized gain/(loss) on investments	(2.83)	(2.62)	4.61	1.79		(0.53)

Total from investment operations	(3.13)	(2.93)	4.28	1.59		(0.80)

Short-term trading fees	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)

Voluntary contribution from Advisor	—	—	—	0.08		—

Net asset value, end of period	$17.94	$21.07	$24.00	$19.72		$18.05

Total return (d)	(14.90)%	(12.17)%	21.64%	9.43	%(e)	(4.35)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$11,243	$12,083	$6,841	$6,050		$5,574
Ratio of operating expenses to average net assets	2.36%	1.81%	2.07%	1.93%		2.04%
Ratio of net investment loss to average net assets	(1.85)%	(1.34)%	(1.56)%	(0.99)%		(1.47)%
Portfolio turnover rate	71%	96%	62%	82%		72%
Ratio of operating expenses to average net assets without expense waivers	2.36%	1.81%	2.07%	1.93%		2.06%

(a)	Class Y shares of the Fund (formerly known as the Munder Internet Fund) commenced operations on June 1, 1998.

(b)	Per share numbers have been calculated using the average shares method.

(c)	Amount is less than $0.005 per share.

(d)	Total return represents aggregate total return for the period indicated.

(e)	If the Advisor had not made a voluntary contribution to the Fund, the total return would have been 8.99% for Class Y shares.
[Remainder of Page Intentionally Left Blank]

APPENDIX C – HOW TO PURCHASE, SELL, EXCHANGE AND CONVERT SHARES
The information in this Appendix C describes in greater detail certain information about Class A, B, C and Y shares of the Growth Opportunities Fund and other Munder Funds. It does not provide similar information for the Technology Fund. Note that the Growth Opportunities Fund offers other share classes that are not described in this Proxy Statement/Prospectus.
If you wish to obtain similar information about the Technology Fund, you may obtain the Prospectus, SAI, and/or Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Munder Funds toll-free at (800) 468-6337. To request other information about the Technology Fund and to make shareholder inquiries, please call your financial intermediary or the Munder Funds.
SHARE CLASS ELIGIBILITY
Please consider eligibility requirements and investment minimums carefully when selecting a share class. If you wish to invest more than $50,000 and you are not eligible to purchase Class Y shares, you should purchase Class A or C shares. If you wish to invest more than $1 million and you are not eligible to purchase Class Y shares, you should purchase Class A shares. The Funds may refuse any purchase orders from ineligible investors who select Class B or Y shares.
Eligibility to Purchase Class A and C Shares
All investors are eligible to purchase Class A and C shares.
Eligibility to Purchase Class B Shares
Investors are eligible to purchase Class B shares only as follows:
-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase (including by exchange) additional Class B shares of any Munder Fund in that account and may reinvest dividends and capital gains distributions from Class B shares of a Munder Fund in additional Class B shares of that Fund;

-	Existing owners of any account that held Class B shares of a Munder Fund as of March 31, 2007 may purchase Class B shares in new accounts opened on or after April 1, 2007 in the same registered name alone, in the same registered name jointly with another investor, in the same registered name as custodian for a Uniform Gifts to Minors Act (UGMA) account, or in the name of a trust for which the existing registered owner is the trustee or beneficiary

-	401(k) retirement plans (and other similar group retirement plans) that offered Class B shares of a Munder Fund as an investment option as of the close of business on March 31, 2007 or are seeking to make investment options consistent with another affiliated retirement plan that, as of the close of business on March 31, 2007, offered Class B shares of a Munder Fund as an investment option (whether or not such retirement plans had any participants investing in the Fund at that time) may open new participant accounts in Class B shares of that Munder Fund and may purchase additional Class B shares of that Fund in existing participant accounts.
If all Class B shares in an existing shareholder’s account are voluntarily redeemed or are redeemed involuntarily for any reason as described in this Proxy Statement/Prospectus, then the shareholder’s account will be closed. Such former holders of Class B shares will not be able to buy additional Class B shares or reopen a Class B shares account with the Munder Funds. The foregoing restriction, however, does not apply to participants in eligible employer retirement plans described above. In addition, shareholders with direct Fund accounts that fall below the applicable account minimum may be charged a quarterly small account servicing fee, as described in this Proxy Statement/Prospectus.
The Munder Funds reserve the right to revise the scope of the limited offering described above or to change these policies at any time.
Eligibility to Purchase Class Y Shares
Only the following investors, subject to applicable investment minimums described below, may purchase Class Y shares:
-	individual and institutional investors who (i) do not invest in the Munder Funds through a financial intermediary and (ii) hold their shares directly with the Munder Funds’ transfer agent;

-	individual and institutional clients of investment advisors, consultants, broker-dealers and other financial intermediaries who (i) charge such clients a fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Munder Funds to offer Class Y shares through a no-load network or platform;

-	pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Munder Funds through a group or omnibus account;

-	investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members;

-	current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members; and

-	Munder Capital Management’s investment advisory clients.
The Munder Funds may refuse any purchase orders from ineligible investors who select Class Y shares.
INVESTMENT MINIMUMS
Please consider investment minimums and eligibility requirements carefully when selecting a share class. The Munder Funds may refuse any purchase orders that do not meet applicable investment minimums.
General Information
Except as described below, each individual investor must make the applicable minimum investment in each Fund selected for the account. Investment minimums apply to individual investors even if the investment is made through a group or omnibus account, unless the Munder Funds do not pay any record keeping or administrative fees associated with the maintenance of underlying investor accounts.
In the case of group or omnibus accounts, the Munder Funds may be limited in their ability to monitor applicable minimums, but expect that financial intermediaries or third-party administrators investing on behalf of their clients through group or omnibus accounts will comply with the Munder Funds’ investment requirements (as specified in the then-current prospectuses) including applicable initial investment minimums. Where operational limitations restrict the ability of the Munder Funds to enforce certain exemptions from the investment minimums, particularly with respect to trades processed through these types of accounts, application of the investment minimums will vary.
We reserve the right to waive any investment minimum if the Munder Funds determine that doing so would be in the best interest of the Munder Funds and their shareholders.
We further reserve the right, upon 30 days’ advance written notice, to redeem your account (and forward the redemption proceeds to you) if its value is below $2,500. You will have the option to increase the value of your account upon receipt of such notice. Any otherwise applicable contingent deferred sales charge (CDSC) may be applied if we redeem your account.
Class A, B & C Shares
Except as provided below, the minimum initial investment for Class A, B and C shares is $2,500 per Fund for all accounts. The Munder Funds may refuse subsequent investments of less than $50 per Fund. If you use the Automatic Investment Plan (AIP), the minimum initial and subsequent investment per Fund is $50.
Class Y Shares
Except as provided below, the minimum initial investment for Class Y shares is $1 million per Fund for each Class Y shares account.
Investment Minimum Waivers and Reductions
Investment minimums do not apply to purchases of Class A, B, C or Y shares made through eligible retirement plans or similar group accounts. For this purpose, “eligible retirement plans and other similar group accounts” are those for which recordkeeping and/or administrative services are being provided by a financial intermediary or third-party administrator to underlying interest holders in the Funds pursuant to a written agreement with the Munder Funds whose terms have been negotiated pursuant to procedures adopted by the Munder Funds’ Board of Trustees.

Investment minimums also do not apply to investments in Class A, B, C or Y shares through eligible fee-based and/or advisory programs offered by investment advisors, consultants, broker-dealers and other financial intermediaries pursuant to which clients are charged a fee for advisory, investment, consulting or similar services. For this purpose, “eligible fee-based and/or advisory programs” are those which have been approved by an officer of the Munder Funds.
With respect to Class Y shares only, a reduced initial investment minimum of $2,500 applies to investments made by clients of state-registered or federally-registered investment advisors (RIAs), where such RIAs trade through institutional trading platforms approved by the Munder Funds.
Also with respect to Class Y shares only, investment minimums do not apply to investments made by (i) investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members, (ii) current and retired Trustees, directors and employees of the Munder Funds, Munder Capital Management or Munder Capital Holdings, LLC and their immediate family members, or (iii) investment advisory clients of Munder Capital Management.
Class A, B & C Shares Accounts Below Minimums
For each account that you own, if your investment in Class A, B or C shares of a Fund does not meet the account minimum, or you cease AIP contributions before reaching the account minimum, you may increase your balance to $2,500 (either by a single investment or through the AIP) or that Fund account may be charged a quarterly servicing fee of $6. Through at least October 31, 2010, for Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) and Individual Retirement Account (IRA) accounts opened before October 31, 2009, the applicable minimum for the purpose of determining whether a servicing fee applies is $500.
Exemptions from this fee apply to accounts held through brokers, financial intermediaries and other financial institutions that hold shares in street name or omnibus positions or through registered securities clearing agents.
To the extent feasible, we may waive low account balance fees on Class A or B shares accounts that do not meet the applicable amount minimum as a result of the par conversion of a Class B shares account to a Class A shares account. In addition, we reserve the right, in our sole discretion, to waive the imposition of this fee.
HOW TO PURCHASE SHARES
You may purchase Class A, B, C or Y shares of the Fund at the NAV next determined after your purchase order is received in proper form (plus any applicable sales charge for purchases of Class A shares). Class B and Y shares are only available for purchase by limited types of investors.
You may purchase Fund shares through one of the following means:
Through a Broker, Financial Intermediary and/or Financial Institution
Any broker, financial intermediary or other financial institution authorized by the Munder Funds or the Munder Funds’ distributor can sell you shares of the Munder Funds. Please note that brokers, financial intermediaries or other financial institutions may charge you fees in connection with purchases of shares. In addition, confirmations of share purchases will be sent to the financial institution through which the purchase is made.
By Mail
For new accounts, you must complete, sign and mail an Account Application and a check or other negotiable bank draft (payable to The Munder Funds) for at least the minimum initial investment amount to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
You can obtain an Account Application by calling (800) 438-5789 and specifying the class of shares you wish to purchase.

You must also specify the Fund and class of shares you wish to purchase on your Account Application. If the class is not specified, or if you are not eligible to purchase the class you have selected, your purchase may be refused or you may be invested in Class A shares, if offered.
For additional investments, send an investment slip (the bottom portion of your confirmation or statement) identifying the Fund and share class you wish to purchase, your name and your account number with a check for the amount of your investment to the address listed above. We reserve the right to refuse investments of less than $50 and any form of payment, including without limitation cash, temporary checks, credit cards or third-party checks.
By Wire
For new accounts, you must complete, sign and mail an Account Application to the Munder Funds at one of the addresses listed above. Once your account has been established, you can wire funds for investment using the wire instructions below. To obtain an Account Application, your account number or more information, call (800) 438-5789.
Wire Instructions
Bank ABA/Routing #: 031000053
Bank Account Number: 8606905396
Bank Account Name: The Munder Funds
RFB: (Fund Name and Class)
OBI: (Your Name and Acct #)
You may make additional investments at any time using the wire instructions described above. Note that banks may charge fees for transmitting wires.
By Electronic Funds Transfer (EFT)
For new accounts, you must complete, sign and mail to the Munder Funds at one of the addresses listed above an Account Application with the Banking Information section completed and you must not decline your EFT purchase privilege. Once your account has been established, you can make investments by EFT.
For existing accounts, if you completed the Banking Information section of your Account Application and did not decline the EFT purchase privilege when you opened your account, you may make additional investments by EFT. If you do not currently have the EFT purchase privilege, you may complete, sign and mail to the Munder Funds an Electronic Funds Transfer Authorization Form. Once your request for the EFT purchase privilege has been processed (which may take up to ten days), you can make investments by EFT.
To make an investment by EFT, call (800) 438-5789 to request a transaction or visit www.munderfunds.com to establish an Internet login and password for online transactions.
Please note that EFT transactions usually require two days to complete.
Through the Automatic Investment Plan (AIP)
Under an AIP, you may arrange for periodic investments in a Fund through automatic deductions from a bank account. To enroll in an AIP you should complete the AIP section of your Account Application or complete an Automatic Investment Plan Form. The minimum investment amount is $50 per Fund per month. You may discontinue the AIP at any time. We may discontinue the AIP without notice if your bank account has insufficient funds at the time of a scheduled deduction or for any other reason on 30 days’ written notice to you.
POLICIES FOR PURCHASING SHARES
Verification of Identity
The Munder Funds are required by law to obtain certain personal information about any investor who opens an account or any person who is acting on behalf of an investor in order to verify that person’s identity.
After an account is opened, we may restrict your ability to purchase additional shares of a Fund until your identity or the identity of a person acting on your behalf is verified. We may also close your account or take other appropriate action if we are unable to verify your identity or the identity of a person acting on your behalf within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed (less any applicable CDSC). In addition, you will not be entitled to recoup from the Munder Funds any sales charges paid in connection with your purchase of Fund shares. Any otherwise applicable short-term trading fee will not, however, be assessed on accounts that are closed for this reason.
Timing of Orders
Purchase orders must be received by the Munder Funds or an authorized agent of the Munder Funds, such as the Funds’ distributor or transfer agent, authorized dealer or third-party administrator, or other authorized financial intermediary, before the close of regular trading on the New York Stock Exchange (NYSE) (normally, 4:00 p.m. Eastern time) to receive that day’s NAV. Purchase orders received after that time will be accepted as of the next business day and will receive the NAV for the next business day.
APPLICABLE SALES CHARGES
Access to the information provided below regarding sales charges is available through the Munder Funds website at www.munderfunds.com under the “Sales Charges and Fees” link on the Fund’s Profile Page.
Front-End Sales Charges – Class A Shares
Unless you qualify for a waiver, you will pay a sales charge at the time of any Class A shares purchase. The offering price for Class A shares includes this front-end sales charge. The sales charge as a percentage of your investment decreases as the amount you invest increases as follows:

	Sales Charge* as a Percentage of
		Net Amount
	Offering Price (%)	Invested (%)
Less than $25,000	5.50	5.82
$25,000 but less than $50,000	5.25	5.54
$50,000 but less than $100,000	4.50	4.71
$100,000 but less than $250,000	3.50	3.63
$250,000 but less than $500,000	2.50	2.56
$500,000 but less than $1,000,000	1.50	1.52
$1,000,000 or more	None**	None**

*	Because of rounding in the calculation of offering price and the number of shares purchased, the actual sales charge you pay may be more or less than the percentages shown above.

**	No initial sales charge applies on investments of $1 million or more; however, a CDSC of 1% is imposed on certain redemptions within one year of purchase.
Shares purchased through reinvestment of dividends or other distributions are not subject to any sales charge.
Front-End Sales Charge Waivers
We will waive the initial sales charge on Class A shares for the following types of purchasers:
1. investors that have an investment account with the Fund’s investment advisor;
2. full-time employees and retired employees of the Fund’s investment advisor or its affiliates, employees of the Fund’s service providers, and immediate family members of the foregoing persons;
3. registered broker-dealers, financial intermediaries, or their agents that have entered into selling agreements with the Fund’s distributor, if the shares are (a) purchased for their own accounts, (b) purchased for retirement plans of their employees or (c) sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
4. qualified employee benefit plans, employer-sponsored retirement plans and other employer-sponsored plans or accounts that meet certain criteria established by the Munder Funds;
5. individuals who reinvest distributions from a qualified retirement plan managed by the Fund’s investment advisor;

6. individuals who reinvest the proceeds of redemptions from Class K, Y or I shares of another Munder Fund within 60 days of redemption;
7. banks, trust companies and other financial institutions that trade for the accounts of their clients through the NSCC’s Trust Fund/SERV system;
8. fee-based financial intermediaries or employee benefit plan consultants acting for the accounts of their clients; and
9. qualified education savings plans established in accordance with Section 529 of the Internal Revenue Code.
You should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the sales charge waiver category which you believe applies.
The Munder Funds or your broker or other financial intermediary may request additional information in order to verify your eligibility for the waiver. For further information on sales charge waivers, call (800) 438-5789.
Front-End Sales Charge Reductions – Letters of Intent
If, over a 13-month period, you intend to purchase Class A shares of one or more Munder Funds that, in the aggregate, will total over $25,000, we will apply a sales charge to each of your purchases based on the aggregate level of investment. Sales charge reductions for Equity Funds (except the Index 500 Fund) begin when aggregate investments exceed $25,000. For the Index 500 Fund and all other Munder Funds, sales charge reductions begin when aggregate investments exceed $100,000.
To qualify, you must complete the Letter of Intent section of your Account Application or contact your broker or financial intermediary. By doing so, you indicate your non-binding intent to invest a specified amount over a 13-month period. Any sales charge on Class A shares you purchase during the 13 months will then be based on the total amount specified in your Letter of Intent. You can apply the market value of any class of shares of the Munder Funds you own at the time you establish your Letter of Intent toward fulfillment of the Letter of Intent (although there will be no refund of sales charges you previously paid). You should inform the Munder Funds that you have a Letter of Intent each time you make an investment.
Although you are not obligated to purchase the amount specified in your Letter of Intent, if you purchase less than the amount specified, you must pay the difference between the sales charge paid and the sales charge applicable to the purchases actually made.
Front-End Sales Charge Reductions — Rights of Accumulation
For purposes of calculating the sales charge applicable at the time of a Class A shares purchase, if you are an individual, you may add to the amount of your purchase the market value of any class of shares of one or more Munder Funds (regardless of the amount of any sales charge paid on such shares) already owned by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. When calculating the sales charge, you may also combine purchases of any class of shares of one or more Munder Funds that are made by you, your spouse (or domestic partner if recognized by law in your state of residence), your children under age 21, or any trust for which any of the foregoing is the grantor, trustee or beneficiary. If you purchase shares directly from the Munder Funds, you should notify us to ensure you receive the proper reduction. If you purchase shares through a broker or other financial intermediary, you should consult with your broker or financial intermediary prior to making a purchase.
Additional Information about Letters of Intent and Rights of Accumulation
In order to obtain a sales charge reduction under a Letter of Intent or Right of Accumulation, you should inform the Munder Funds or your broker or other financial intermediary at the time of purchase of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales charge reduction. You also may need to provide the Munder Funds or your broker or other financial intermediary information such as account statements in order to verify your eligibility for the sales charge reduction. This may include, if applicable, information or records regarding:
•	shares of the Munder Fund(s) held in all accounts you may have with a broker or another financial intermediary; and

•	shares of the Munder Fund(s) held at any financial intermediary in accounts you wish to be considered for determining sales charge reduction eligibility.
For further information on sales charge reductions, call (800) 438-5789.
Contingent Deferred Sales Charges (CDSCs)
You are subject to a CDSC when you redeem:
•	Class A shares purchased within one year of redemption as part of an investment of $1 million or more if the Fund’s distributor paid a sales commission in connection with the investment;

•	Class B shares within six years of buying them; or

•	Class C shares within one year of buying them.
These time periods include the time you held Class A, B or C shares of another Munder Fund which you may have exchanged for Class A, B or C shares of the Fund.
The CDSC is calculated based on the original NAV at the time of your investment or the NAV at the time of redemption, whichever is lower. Shares purchased through reinvestment of distributions are not subject to a CDSC. The CDSC for Class A shares and Class C shares, if applicable, is 1.00%.
The CDSC schedule for Class B shares is set forth below.

Redemption	CDSC
Within One Year of Purchase	5.00%
Within Two Years of Purchase	4.00%
Within Three Years of Purchase	3.00%
Within Four Years of Purchase	3.00%
Within Five Years of Purchase	2.00%
Within Six Years of Purchase	1.00%
More than Six Years After Purchase	0.00%
If you sell some but not all of your shares, certain shares not subject to CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first, followed by shares subject to the lowest CDSC (typically shares held for the longest time).
For example, assume an investor purchased 1,000 shares at $10 per share (for a total cost of $10,000). Three and one-half years later, assume the shares have a net asset value of $12 per share and during that time, the investor acquired 100 additional shares through dividend reinvestment. If the investor then makes one redemption of 500 shares (resulting in proceeds of $6,000, i.e., 500 shares x $12 per share), the first 100 shares redeemed will not be subject to the CDSC because they were acquired through reinvestment of dividends. With respect to the remaining 400 shares redeemed, the CDSC is charged at $10 per share (because the original purchase price of $10 per share is lower than the current net asset value of $12 per share). Therefore, only $4,000 of the $6,000 such investor received from selling his or her shares will be subject to the CDSC, at a rate of 3.00% (the applicable rate for redemptions made within four years of purchase).
CDSC Waivers – Class B and C Shares
We will waive any otherwise applicable CDSC payable upon redemptions of Class B or C shares for:
•	redemptions made within one year after the death or permanent disability (as defined by the Social Security Administration) of a named owner in the account registration;

•	minimum required distributions made from an IRA or other retirement plan account after you reach the age where such distributions are mandated by law (age 70 1/2 as of the date of this Prospectus); and

•	(Class B shares only) redemptions through a Systematic Withdrawal Plan (SWP) of up to 10% per year of an account’s NAV. For example, if your balance at the time a SWP is established is $12,000, you may establish a $100 monthly or $300 quarterly (or $1,200 annual for IRA or 403(b) accounts) SWP without being subject to CDSCs for the year. For more information about enrolling in a SWP, please see the section of this Prospectus entitled “Additional Investor Information.”
Other waivers of the CDSC on Class B or C shares may apply. Please see the Fund’s Statement of Additional Information or call (800) 438-5789 for more details.
DISTRIBUTION AND SERVICE FEES
Distribution and Service Plan Fees
The Fund has a Distribution and Service Plan with respect to its Class A, B and C shares. The Plan permits the Fund to pay distribution and other fees for the sale of Class A, B and C shares and for services provided to shareholders of Class A, B and C shares.
Payments made under the Plan by Class A, B and C shares are made pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Under the Plan, the Fund may pay up to 0.25% of the average daily net assets of the Fund attributable to Class A, B and C shares to pay for certain shareholder services provided by institutions that have agreements with the Fund or its service providers to provide such services. The Fund may also pay up to 0.75% of the average daily net assets of the Fund attributable to Class B and C shares to finance activities relating to the distribution of those shares.
Because the fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment in Class A, B and C shares of the Fund, and may cost you more than paying other types of sales charges.
Other Payments to Third Parties
In addition to paying fees under the Fund’s Distribution and Service Plan, the Fund may pay fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the advisor, for sub-administration, sub-transfer agency and other services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.
The Fund’s advisor or distributor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or noncash compensation to intermediaries who sell shares of the Fund, including affiliates of the advisor. Such payments and compensation are in addition to the sales charges (including Rule 12b-1 fees) and service and other fees paid by the Fund.
These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to Fund shareholders. The Fund’s advisor or distributor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.
In addition, while the Fund’s distributor typically pays to intermediaries most of the front-end sales charge applicable to sales of Fund shares by such intermediaries, the Fund’s distributor may on occasion pay the entire front-end sales charge to such intermediaries. For more information regarding these arrangements, please read “Additional Compensation Paid to Intermediaries” in the Statement of Additional Information.
From time to time, the Fund’s advisor or distributor may also pay non-cash compensation to the sales representatives of intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries.
HOW TO REDEEM SHARES OF THE GROWTH OPPORTUNITIES FUND
You may redeem shares at the NAV next determined after your redemption request is received in proper form. We will reduce the amount you receive by the amount of any applicable contingent deferred sales charge (CDSC).
You may redeem Fund shares through one of the following means:

Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund to be redeemed and the dollar or share amount to be redeemed; (3) the original signatures of all of the registered owners for the account exactly as they appear in the registration; (4) the address to which you wish to have the proceeds sent; and (5) medallion signature guarantees, if necessary (see below). All redemption requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
For certain types of special requests, such as redemptions following the death or divorce of a shareholder, the Funds may also require additional information in order to process your request. Please call (800) 438-5789 to determine if your request requires additional information.
For redemptions from IRA, ESA and 403(b) accounts, you will need to complete the proper distribution form and indicate whether you wish to have federal income tax withheld from your proceeds.
By Telephone
If you did not decline the telephone redemption privilege on your Account Application, you may give redemption instructions for transactions involving less than $50,000 per day by calling (800) 438-5789. If you do not currently have the telephone redemption privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization Form. Once your request for the telephone redemption privilege has been processed (which may take up to ten days), you can make redemptions by telephone.
The Funds must receive a redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price.
You may not make telephone redemptions from an IRA, ESA or 403(b) account.
By Internet
If you did not decline the online redemption privilege on your Account Application and you have established an Internet login and password, you may redeem less than $50,000 per day from your account by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
As with redemptions by telephone, the Funds must receive an online redemption request prior to the close of the NYSE to effect the redemption at that day’s closing share price. In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the prior 30 days). If we have EFT or wire instructions for your account that have not changed in the prior 30 days, you may request one of these redemption methods.
You may not make Internet redemptions from an IRA, ESA or 403(b) account.
Through the Systematic Withdrawal Plan (SWP)
If you have an account value of $5,000 or more in a Fund, you may redeem Class A, B or C shares on a monthly or quarterly basis. For IRA accounts, you may make redemptions on a monthly, quarterly or annual basis. In either case, the minimum withdrawal is $50. We usually process withdrawals on the 20th day of the month and promptly send you your redemption amount. You may enroll in a SWP by completing the Systematic Withdrawal Plan Form available through the Funds. You may change or cancel a SWP at any time upon notice to the Funds. In addition, any applicable CDSC will be charged upon redemption of Class A, B or C shares.

POLICIES FOR REDEEMING SHARES
Where Proceeds Are Sent
In the absence of other instructions, we will send the proceeds of your redemption by check to your address of record (provided it has not changed in the past 30 days). Please call (800) 438-5789 to determine the requirements for providing other instructions.
If you have changed your address within the last 30 days, we will need a medallion signature guarantee (see below) in order to send the proceeds to the new address. Alternatively, if we have EFT or wire instructions for your account that have not changed in the past 30 days, we can process your redemption using one of these payment methods.
Short-Term Trading Fees
A short-term trading fee may apply to redemptions of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information. You will not be charged a short-term trading fee if your account is below the applicable minimum and is redeemed within 30 days of your purchase.
Please see the Statement of Additional Information (SAI) for information about the tax aspects of the short-term trading fee.
Medallion Signature Guarantees
For your protection, a medallion signature guarantee is required for the following redemption requests:
-	redemption proceeds greater than $50,000;

-	redemption proceeds not being made payable to the record owner of the account;

-	redemption proceeds not being mailed to the address of record on the account;

-	redemption proceeds being mailed to address of record that has changed within the last 30 days;

-	redemption proceeds being transferred to another Munder Fund account with a different registration;

-	change in ownership or registration of the account; or

-	changes to banking information without a voided check being supplied.
We reserve the right to waive the requirement for a medallion signature guarantee for certain types of redemption requests, including Class K, R, Y or I share redemptions.
When a Fund requires a signature guarantee, a medallion signature guarantee with a coverage amount sufficient to cover the value of your transaction request must be provided. Failure to follow this policy will result in a delay in processing your redemption request.
A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that participates in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP). Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that do not participate in one of these programs will not be accepted.
Accounts Held Through Financial Institutions
Shares held through a financial institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at that institution.
Redemption Difficulties
During periods of unusual economic or market activity, or due to technical reasons, you may experience difficulties or delays in effecting telephone or Internet redemptions. In such cases, you should consider making your redemption request by mail.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other Munder Funds based on their relative net asset values (NAVs) provided you meet the eligibility requirements for the class into which you desire to exchange your shares.
You may exchange Fund shares through one of the following means:
Through a Broker, Financial Intermediary or Financial Institution
Contact your broker, financial intermediary or other financial institution for more information.
By Mail
You may send a written request to the Funds containing (1) your account number; (2) the name of the Fund from which your exchange will be made and the dollar or share amount to be exchanged; (3) the name of the Munder Fund into which your exchange will be made; and (4) the original signatures of all of the registered owners for the account exactly as they appear in the registration. All exchange requests should be sent to:

Direct Mail	Overnight Delivery
The Munder Funds	The Munder Funds
P.O. Box 9701	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860
By Telephone
If you did not decline the telephone exchange privilege on your Account Application, you may give exchange instructions by calling (800) 438-5789. If you do not currently have the telephone exchange privilege, you may complete, sign and mail to the Funds a Telephone Transaction Authorization From. Once your request for the telephone exchange privilege has been processed (which may take up to ten days), you can make exchanges by telephone.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
By Internet
If you did not decline the online exchange privilege on your Account Application and you have established an Internet login and password, you may exchange shares by clicking on Account Access at www.munderfunds.com. To establish an Internet login and password, please visit www.munderfunds.com.
The Funds must receive an exchange request prior to the close of the NYSE to effect the exchange at that day’s closing share price.
POLICIES FOR EXCHANGING SHARES
-	You may exchange your Fund shares for shares of the same class of other Munder Funds (if offered) based on their relative NAVs.

-	If you are exchanging into shares of a Munder Fund with a higher sales charge, you must pay the difference at the time of the exchange.

-	Class A, B and C shares will continue to age from the date of the original purchase and will retain the same CDSC rate as they had before the exchange.

-	You must meet the minimum purchase requirements for the Munder Fund that you purchase by exchange.

-	A share exchange is a taxable event and, accordingly, you may realize a taxable gain or loss.

-	Before making an exchange request, read the prospectus of the Munder Fund you wish to purchase by exchange. You can obtain a prospectus for any Munder Fund online at www.munderfunds.com/prospectus or by contacting your broker, financial intermediary or other financial institution or by calling the Munder Funds at (800) 438-5789.

-	We may change, suspend or terminate the exchange privilege at any time. You will be given notice of any material modifications except where notice is not required.

Short-Term Trading Fees
A short-term trading fee may apply to exchanges of shares made within 30 days of purchase. Please see “Frequent Purchases and Redemptions of Fund Shares and Short-Term Trading Fees” for more information.
Please see the SAI for information about the tax aspects of the short-term trading fee.
HOW TO CONVERT SHARES
You may convert Class A, B or C shares of the Fund to Class Y shares of the Fund, based on each class’s relative NAV provided you meet the eligibility requirements for Class Y shares. For conversions of Class B or C shares to Class Y shares, your Class B or C shares must not currently be subject to any contingent deferred sales charges (CDSCs). The Fund will treat any conversion between classes of shares of the same Fund as a tax-free event. By contrast, the Funds will treat an exchange between classes of shares of different Funds as a taxable event.
Shareholders may give conversion instructions by sending a written request to the Funds or by having the conversion coordinated by the financial intermediary through which their shares are held.
We may change, suspend or terminate the conversion privilege at any time. You will be given notice of any material modifications except where notice is not required.
ADDITIONAL POLICIES FOR PURCHASES, EXCHANGES, CONVERSIONS AND REDEMPTIONS
-	We consider purchase, exchange, conversion or redemption orders to be in “proper form” when we receive all required information, including properly completed and signed documents. We may reject any requests that are not in proper form.

-	We reserve the right to reject any purchase order, including exchanges from other Munder Funds or conversions of Fund shares.

-	At any time, we may change any of our purchase, redemption, exchange or conversion practices or privileges, and may suspend the sale of Fund shares.

-	We may delay sending redemption proceeds for up to seven days, or longer if permitted by the Securities and Exchange Commission (SEC).

-	We may temporarily stop redeeming shares if:
(i) the NYSE is closed;
(ii) trading on the NYSE is restricted;
(iii) an emergency exists and the Fund cannot sell its assets or accurately determine the value of its assets; or
(iv) the SEC orders the Fund to suspend redemptions.
-	We reserve the right to pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the applicable Fund, in lieu of cash.

-	We record all telephone calls for your protection and take measures to identify the caller. As long as we take reasonable measures to authenticate telephone requests on an investor’s account, neither the Funds, Munder Capital Management, the Funds’ distributor nor the Funds’ transfer agent or any of their affiliates, officers or directors will be held responsible for any losses resulting from unauthorized transactions.

-	If you purchased shares directly from the Funds, we will send you confirmations of the opening of an account and of all subsequent purchases, exchanges, conversions or redemptions in the account. If your account has been set up by a broker, financial intermediary or other financial institution, account activity will be detailed in their statements to you. Brokers, financial intermediaries and other financial institutions are responsible for transmitting orders and payments for their customers on a timely basis.

-	To limit the Funds’ expenses, we no longer issue share certificates.

-	Brokers, financial intermediaries and other financial institutions may charge their customers a processing fee in connection with the purchase, redemption or exchange of Fund shares.

-	Normally we send redemption amounts to you on the next business day (but not more than seven days) after we receive your request in proper form, except as described below in the case of shares purchased by check.
-	We may hold redemption amounts from the sale of shares you purchased by check until the purchase check has cleared, which may be as long as 10 days.
Reinstatement Privilege
For 60 days after you sell Class A, B or C shares of any Munder Fund, you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege once in any given twelve-month period with respect to your shares of a Fund.
If you owned Class A, B or C shares of the Munder Cash Investment Fund or Class A shares of the Munder Tax-Free Money Market at any time on or after September 2, 2008, for one year after you redeemed those shares (either voluntarily or by operation of either Fund’s liquidation) you may reinvest your redemption proceeds in Class A shares of any Munder Fund at net asset value (without paying a sales charge). You may use this privilege only once with respect to redeemed shares of a Fund.
You, your broker or your financial intermediary must notify the Funds at the time of the reinvestment in order to eliminate the sales charge on your investment. The reinstatement privilege applies to redemptions of Class A shares that were subject to an initial sales charge or Class A, B or C shares that were subject to a CDSC when redeemed. The Class A shares purchased under the reinstatement privilege must be held in an account registered in the same name as the account from which the shares were redeemed and the amount being reinvested must be at least the required minimum investment amount.
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Policies and Procedures
The Funds are not intended to serve as vehicles for short-term trading. By realizing profits through short-term trading, investors that engage in rapid purchases and sales or exchanges of a Fund’s shares may dilute the value of shares held by long-term investors. Volatility resulting from excessive purchases and sales or exchanges of a Fund’s shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity resulting from market timing. Excessive purchases and sales or exchanges of a Fund’s shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity, which could cause the Fund to incur increased brokerage costs and to realize taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level volatility and investment volatility that is associated with patterns of excessive short-term trading activity. Any increased costs are borne by all Fund shareholders, including long-term investors who do not cause such costs to be incurred. All of these factors may adversely affect Fund performance. Funds investing in securities that are thinly traded, traded infrequently, or are more difficult to value (such as foreign securities, high yield debt securities and small-cap securities) may attract investors seeking to profit from short-term trading strategies that attempt to exploit the special valuation issues applicable to these types of securities to a greater degree than other types of securities.
The Board of Trustees of the Munder Funds has adopted policies and procedures to monitor for, and to discourage and take reasonable steps to prevent or minimize, investors from engaging in frequent purchases and redemptions of shares of the Munder Funds, to the extent deemed reasonable and practicable. The Funds will seek to apply these policies and procedures as uniformly as practicable.
The Munder Funds’ policies and procedures for identifying excessive short-term trading and market timing activities take into account a number of factors, including but not limited to the dollar amount and frequency of Fund trades. For purposes of these monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Pursuant to these policies and procedures, each Fund reserves the right to refuse any purchase or exchange request that, in the view of MCM, could adversely affect any Munder Fund or its operations, including any purchase or exchange request from any individual, group or account that is likely to engage in excessive trading, or any order that may be viewed as market-timing activity. If a Fund refuses a purchase or exchange request from a shareholder and that shareholder deems it necessary to redeem his or her account in the Fund, any CDSC that is applicable to such redemption transaction, as described in the Fund’s prospectus, will be assessed against those redemption proceeds.
The Funds will suspend or terminate any or all exchange privileges or suspend or terminate telephone and/or Internet redemption privileges on accounts identified as engaging in excessive short-term trading or market timing activity in order to limit these types of trading practices. The Funds also reserve the right in the future to limit the number of “round trip” exchanges an investor may make into and out of any Fund in order to discourage excessive short-term trading activities.
Although the Funds use a variety of methods to detect and deter excessive trading or market timing, the Funds cannot always know or reasonably detect such trading, particularly if it is facilitated by authorized financial intermediaries or done through omnibus account arrangements. The Funds’ ability to monitor and discourage market timing and excessive trading generally requires the cooperation of financial intermediaries to effectively implement policies and procedures with respect to accounts for which the Funds do not have sufficient identifying information. This cooperation cannot necessarily be assured. To the extent the Funds are able to identify market timing or excessive trading in these accounts, the Funds will use their reasonable and best efforts to uniformly apply their policies and procedures. However, there is no guarantee that this goal will be achieved. Finally, it is important to recognize that “market timing” and “excessive trading” are not clearly defined terms under applicable law. Consequently, trading activities that may not be considered by the management of the Munder Funds to be excessive or market timing could be interpreted differently by others and vice versa.
PRICING OF FUND SHARES
The Fund processes all purchases, redemptions, exchanges and conversions at the net asset value (NAV) next calculated after we receive the transaction request in proper form. The Fund calculates the NAV per share for each class of shares on each day the New York Stock Exchange (NYSE) is open. The Fund calculates the NAV by: (1) taking the total value of the Fund’s assets allocated to a particular class of shares, (2) subtracting the liabilities and expenses charged to that class, and (3) dividing that amount by the total number of shares of that class outstanding. The Fund calculates NAV as of the close of regular trading on the NYSE, normally 4:00 p.m. (Eastern Time). If the NYSE closes at any other time, or if an emergency exists, the Fund will accelerate its NAV calculation and transaction deadlines to that time.
With respect to any foreign securities held by the Fund that trade on foreign exchanges, the close of trading in those securities may occur at times that vary from the time of the NYSE close. The Fund values these foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of the NYSE. Because foreign exchanges may be open at different times and on different days than the NYSE, the value of the Fund’s shares may change on days when shareholders are not able to buy or sell their shares. For purposes of calculating NAVs, the Fund translates into U.S. dollars all investment securities, other assets and liabilities.
The Fund generally values its securities and other investments using readily available market quotations, which it obtains from various pricing sources approved by the Board of Trustees.
Equity securities and other similar securities that trade on an exchange, such as depositary receipts, financial futures contracts, options contracts and exchange-traded funds, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities and similar exchange-traded securities (other than depositary receipts) may be valued at the mean of the bid and asked prices, and depositary receipts may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on a foreign securities exchange also may be valued at the bid price or at the last quoted sale price for local shares of the security.
The Fund generally values fixed income securities it holds, if any, at an evaluated bid price, which is determined based on an analytical pricing model (such as matrix pricing) commonly used for valuing such securities. Such analytical pricing models may take into consideration market indices, matrices, yield curves and other specific adjustments, which may result in the securities being valued at a price different from the price that would have been determined had the analytical pricing model not been used. The Fund may also value fixed income securities with remaining maturities of 60 days or less on an amortized cost basis, which approximates current market value.

In the event that a price for a security is not available through the means described above, the Fund may value the security using broker-dealer quotations, last reported market quotations, or a fair value determined by a Pricing Committee established by the Fund’s investment advisor in accordance with guidelines approved by the Board of Trustees.
Securities that are primarily traded on a foreign securities exchange may also be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchange. The Fund may also utilize a fair value for its foreign securities when a particular foreign market is closed but the Fund is open. This policy is intended to ensure that the Fund’s NAV appropriately reflects each security’s value at the time of pricing.
The Fund will value other open-end funds held by the Fund, if any, using the NAV of such underlying fund, or lacking a NAV, a fair value determined by the Pricing Committee in accordance with guidelines approved by the Board of Trustees. The method by which an open-end fund calculates its NAV, including its use of fair value pricing and the related effects of such use, is described in its prospectus.
Fair valuations take into account relevant factors affecting value, including without limitation, company-specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country specific information. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s NAV. As a result, the Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued using a fair value determined in accordance with guidelines approved by the Board of Trustees, may have the effect of diluting or increasing the economic interest of existing shareholders.
The Fund’s Board of Trustees reviews all fair valuations of the Fund’s securities during a quarter at the next regularly scheduled quarterly meeting of the Board.
DISTRIBUTIONS
As a shareholder, you are entitled to your share of the Fund’s net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its shareholders as distributions. When the Fund earns dividends from stocks and interest from debt securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When these gains are distributed to shareholders, it is called a capital gain distribution.
The Fund declares and pays dividend distributions, if any, at least annually. The Fund distributes its net realized capital gains, if any, at least annually. It is possible that the Fund may make a distribution in excess of its earnings and profits. You should treat such a distribution as a return of capital, generally a non-taxable distribution to the extent of (and in reduction of) a shareholder’s basis in the Fund. You should treat any such distribution in excess of your basis in your shares as gain from a sale or exchange of the shares.
The Fund will generally pay both dividend and capital gain distributions in additional shares of the same class of the Fund. If you wish to receive distributions in cash, you must indicate this choice on your Account Application or notify the Fund by calling (800) 438-5789. If you hold your shares through a broker or other financial intermediary account, you must notify your broker or financial intermediary to receive distributions in cash.
FEDERAL TAX CONSIDERATIONS
Investments in the Fund have tax consequences that you should consider. This section briefly describes some of the more common federal tax consequences. The Statement of Additional Information contains a more detailed discussion about the tax treatment of distributions from the Fund and about other potential tax liabilities, including backup withholding for certain taxpayers and tax aspects of dispositions of shares of the Fund. You should consult your tax advisor about your own particular tax situation.

Taxes on Distributions
You will generally have to pay federal income tax on all Fund distributions. Distributions will be taxed in the same manner whether you receive the distributions in cash or in additional shares of the Fund. Shareholders who are not subject to tax on their income generally will not be required to pay any tax on distributions.
Distributions that are derived from net long-term capital gains generally will be taxed as long-term capital gains. Dividend distributions and short-term capital gains generally will be taxed as ordinary income. The tax you pay on a given capital gains distribution generally depends on how long the Fund held the portfolio securities it sold. It does not depend on how long you held your Fund shares.
Current law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains and from certain qualifying dividends on certain corporate stock. A shareholder will also have to satisfy a more-than-60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer. The lower tax rates on long-term capital gains and qualifying dividends are currently scheduled to expire after 2010.
Distributions are generally taxable to you in the tax year in which they are paid, with one exception: distributions declared in October, November or December, but not paid until January of the following year, are taxed as though they were paid on December 31 in the year in which they were declared.
Shareholders generally are required to report all Fund distributions on their federal income tax returns. Each year the Fund will send you information detailing the amount of ordinary income and capital gains paid to you for the previous year.
Taxes on Sales, Exchanges or Conversions
If you sell shares of the Fund or exchange them for shares of another Munder Fund, you generally will be subject to tax on any taxable gain. Taxable gain is computed by subtracting your tax basis in the shares from the redemption proceeds (in the case of a sale) or the value of the shares received (in the case of an exchange). Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should be sure to keep account statements so that you or your tax preparer will be able to determine whether a sale will result in a taxable gain. If your tax basis in the shares exceeds your redemption proceeds, you may, subject to certain restrictions, recognize a taxable loss on the sale of shares of the Fund.
The Fund will treat any conversion between classes of shares of the Fund as a tax-free event. You should consult with your tax advisor about the tax treatment of a conversion.
Other Considerations
If you buy shares of the Fund just before the Fund makes any distribution, you will pay the full price for the shares and then receive back a portion of the money you have just invested in the form of a taxable distribution.
If you have not provided complete, correct taxpayer information, by law, the Fund must withhold a portion of your distributions and redemption proceeds to pay federal income taxes.
PUBLICATION OF PORTFOLIO HOLDINGS
The Fund publishes a complete list of its portfolio holdings no less frequently than quarterly on the Munder Funds website at www.munderfunds.com under the “All Holdings” link on the Fund’s Profile Page. The Fund generally posts such information no earlier than 30 days after the end of the period to which the information relates. The three most recent previously published portfolio holdings lists can be accessed through the “Historical All Holdings” link on the Fund’s Profile Page. The Fund may also publish other information on the Fund’s Profile Page relating to its portfolio holdings (e.g., top ten holdings, sector information and other portfolio characteristic data). The Fund generally posts such information no earlier than 15 days after the end of the period to which it relates. A description of the Fund’s policies and procedures with respect to the disclosure of information regarding the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

APPENDIX D – FORM OF AGREEMENT AND PLAN OF REORGANIZATION
MUNDER SERIES TRUST
AGREEMENT AND PLAN OF REORGANIZATION
     THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this 1st day of January, 2010, by Munder Series Trust, a Delaware statutory trust (“MST”), with its principal place of business at 480 Pierce Street, Birmingham, Michigan 48009, on behalf of the Munder Growth Opportunities Fund (“Acquiring Fund”), a separate series of MST, and the Munder Technology Fund (“Acquired Fund”), also a separate series of MST.
     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (“Code”). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of Class A, B, C and Y shares of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the classes of outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.
     WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of MST, a registered investment company classified as a management investment company of the open-end type under the Investment Company Act of 1940, as amended (“1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;
     WHEREAS, the Trustees of MST have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and
     WHEREAS, the Trustees of MST also have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1.	TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND
     1.1 Subject to the requisite approval by Acquired Fund Shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefore: (a) to deliver to the Acquired Fund the number of full and fractional Class A, B, C and Y Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s net assets with respect to each corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

     1.2 The property and assets of MST attributable to the Acquired Fund to be sold, assigned, conveyed transferred and delivered to and acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities, if any, received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the Assets transferred, which rights, stock dividends, and other securities shall be deemed included in the Assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such stock dividends or other distribution that remain unpaid and/or have not been received by the Acquired Fund as of the Closing Date shall be included in the determination of the value of the Assets of the Acquired Fund acquired by the Acquiring Fund.
     1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain (after reduction for any available capital loss carryover), if any, for the current taxable year through the Closing Date.
     1.4 Immediately following the actions contemplated by paragraph 1.1, MST shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, MST, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis within that class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, B, C and Y Acquiring Fund Shares to be so credited to Class A, B, C and Y Acquired Fund Shareholders, respectively, shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing the Class A, B, C and Y Acquiring Fund Shares in connection with the Reorganization.
     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s Transfer Agent, as defined in paragraph 3.3 hereof.
     1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.
2.	VALUATION
     2.1 The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being also referred to herein as the “Valuation Date”), computed using the valuation procedures set forth in the Acquired Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.
     2.2 The net asset value of each Class A, B, C and Y Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, computed using the valuation procedures set forth in the Acquiring Fund’s then-current prospectus and statement of additional information, each as may be supplemented, and valuation procedures established by MST’s Board of Trustees.

     2.3 The number of the Class A, B, C and Y Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the A, B, C and Y Acquired Fund Shares, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of a corresponding Acquiring Fund Share, determined using the same valuation procedures referred to in paragraph 2.2.
     2.4 All computations of value shall be made by State Street Bank and Trust Company, in its capacity as sub-administrator for MST, and shall be subject to confirmation by Munder Capital Management (“MCM”), MST’s administrator.
3.	CLOSING AND CLOSING DATE
     3.1 The Closing Date shall be March 5, 2010, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of MST or at such other time and/or place as the parties may agree.
     3.2 MST shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (“Custodian”), to deliver to MST at the Closing a certificate of an authorized officer of the Custodian stating that (a) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (b) State Street has paid such amounts, or set aside such amounts necessary for payment, as it has been instructed by an authorized person of the Funds under the Custody Agreement. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, in which the Acquired Fund’s Assets are deposited, the Acquired Fund’s Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.
     3.3 MST shall direct PNC Global Servicing Inc., in its capacity as transfer agent for MST (“Transfer Agent”), to deliver to MST at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of each Acquired Fund Shareholder and the number and percentage ownership of outstanding Class A, B, C and Y shares owned by each such shareholder immediately prior to the Closing. The Secretary of MST shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4, and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing MST shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.
     3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of MST, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day practicable after the day when trading shall have been fully resumed and reporting shall have been restored.
4.	REPRESENTATIONS AND WARRANTIES

     4.1 Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:
(a)	The Acquired Fund is duly organized as series of MST, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under MST’s Declaration of Trust, as amended from time to time (“Declaration”), to own all of its Assets and to carry on its business as it is now being conducted;

(b)	MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, B, C and Y Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)	The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	On the Valuation Date, MST, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, MST, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)	The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST’s Declaration or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)	All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to MST’s knowledge, threatened against MST, with respect to the Acquired Fund or any of its properties or Assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. MST, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2009 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)	Since June 30, 2009, there has not been any material adverse change in the Acquired Fund’s financial condition, Assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of the Acquired Fund’s liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)	For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)	All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)	The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o)	The information to be furnished by the Acquired Fund for use in the Registration Statement (as defined in paragraph 5.5) or any other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.
     4.2 Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of MST, MST, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)	The Acquiring Fund is duly organized as a series of MST, which is a statutory trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, with power under MST’s Declaration to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)	MST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, B, C and Y Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)	No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)	The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)	The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of MST’s Declaration or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which MST, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)	No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against MST, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. MST, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated;

(g)	The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at June 30, 2009 have been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)	Since June 30, 2009, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund’s investment restrictions. For purposes of this subparagraph (h), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)	On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of MST, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)	For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

(k)	All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MST and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)	The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Trustees of MST, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of MST, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m)	The Class A, B, C and Y Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund; and

(n)	The information to be furnished by the Acquiring Fund for use in the Registration Statement (as defined in paragraph 5.5) or other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
5.	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.
     5.2 The Acquired Fund will (a) send appropriate notification to its shareholders of the Acquired Fund regarding the transactions contemplated by this Agreement and (b) call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein
     5.3 The Acquired Fund covenants that the Class A, B, C and Y Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
     5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund each will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.
     5.5 MST, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the

Reorganization (“Registration Statement”). The Acquired Fund will provide in a timely manner to MST such information regarding the Acquired Fund as may be necessary for the preparation of the Registration Statement.
     5.6 The Acquiring Fund and the Acquired Fund each shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.
     5.7 MST, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (a) vest in and confirm (i) the title and possession of MST, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder, and (ii) the title and possession of MST, on behalf of the Acquiring Fund, of all the Assets, and (b) otherwise to carry out the intent and purpose of this Agreement.
     5.8 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.
6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
     The obligations of MST, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at MST’s election, to the performance by MST, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:
     6.1 All representations and warranties of MST, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     6.2 MST, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities, certified by an officer of the Acquiring Fund, dated as of the Closing Date, pursuant to which MST, on behalf of the Acquiring Fund, assumes all the Liabilities of the Acquired Fund existing on the Valuation Date;
     6.3 MST, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by MST’s President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
     6.4 MST, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquiring Fund, on or before the Closing Date; and
     6.5 The number of full and fractional Class A, B, C and Y Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1.
7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of MST, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at MST’s election, to the performance by MST, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:
     7.1 All representations and warranties of MST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;
     7.2 MST shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities of the Acquired Fund, as of the Closing Date, certified by the Treasurer of MST;
     7.3 MST, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of MST, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;
     7.4 MST, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MST, on behalf of the Acquired Fund, on or before the Closing Date;
     7.5 The number of full and fractional Class A, B, C and Y Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1; and
     7.6 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (b) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
     If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to MST, on behalf of the Acquired Fund or MST, on behalf of the Acquiring Fund, MST may, at its option, refuse to consummate the transactions contemplated by this Agreement:
     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Declaration of Trust and by-laws of MST, applicable state law and the 1940 Act;
     8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to MST’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;
     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by MST to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;
     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and
     8.5 MST shall have received the opinion of Dechert LLP, counsel to MST, addressed to MST substantially to the effect that, based upon certain facts, assumptions and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP, counsel to MST, of representations it shall request of MST. Notwithstanding anything herein to the contrary, MST may not consummate the transactions contemplated by this Agreement if this condition is not satisfied.
9.	INDEMNIFICATION
     9.1 MST, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

     9.2 MST, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.
10.	BROKERAGE FEES AND EXPENSES
     10.1 MST, on behalf of the Acquiring Fund and on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein, other than any brokerage fees and expenses in connection with the Reorganization as set forth in paragraph 10.2.
     10.2 The expenses relating to the proposed Reorganization will be borne solely by MCM. No such expenses shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees and expenses incurred in connection with the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, if any, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
     11.1 MST has not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and the Acquired Fund with respect to the Reorganization.
     11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of the Acquired Fund and Acquiring Fund in Sections 9.1 and 9.2 shall survive the Closing.
12. TERMINATION
     This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of MST’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.
13.	AMENDMENTS
     This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of MST.
14.	HEADINGS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
     14.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.
     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MUNDER SERIES TRUST, on behalf of the Munder Technology Fund

By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
Vice President & Secretary

MUNDER SERIES TRUST, on behalf of the Munder Growth Opportunities Fund

By:	/s/ Stephen J. Shenkenberg
Stephen J. Shenkenberg
Vice President & Secretary

With respect to Paragraph 10.2 of this Agreement, Accepted and Acknowledged by: MUNDER CAPITAL MANAGEMENT

By:	/s/ Peter K. Hoglund
Peter K. Hoglund
Chief Financial Officer

MUNDER SERIES TRUST
PART B
Munder Growth Opportunities Fund
Statement of Additional Information
January 27, 2010

Acquisition of the Assets and Assumption of Liabilities of Munder Technology Fund (“Technology Fund”) 480 Pierce Street, Birmingham, MI 48009	By and in Exchange for Shares of Munder Growth Opportunities Fund (“Growth Opportunities Fund”) (a series of Munder Series Trust) 480 Pierce Street, Birmingham, MI 48009
     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 27, 2010, relating specifically to the proposed transfer of all of the assets of the Technology Fund to the Growth Opportunities Fund and the assumption of all the liabilities of the Technology Fund in exchange for shares of the Growth Opportunities Fund having an aggregate value equal to those of the Technology Fund (“Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to Munder Series Trust, 480 Pierce Street, Birmingham, MI 48009 or call (800) 468-6337. The Reorganization will be pursuant to an Agreement and Plan of Reorganization. This Statement of Additional Information incorporates by reference the following described documents, each of which accompanies this Statement of Additional Information:

(1)	Statement of Additional Information of the Munder Funds dated October 31, 2009 (previously filed on EDGAR, Accession No: 0000950123-09-056085.), as supplemented and restated January 21, 2010 (previously filed on EDGAR, Accession No. 0000950123-10-004145); and

(2)	Annual Report to Shareholders of the Technology Fund for the fiscal year ended June 30, 2009 (previously filed on EDGAR, Accession No: 0000950123-09-040041); and

(3)	Annual Report to Shareholders of the Munder Internet Fund, now known as the Munder Growth Opportunities Fund, for the fiscal year ended June 30, 2009 (previously filed on EDGAR, Accession No: 0000950123-09-040041).

(4)	Pro forma financial statements of the Technology Fund and the Internet Fund, now known as the Growth Opportunities Fund, giving effect to the proposed Reorganization described in the Proxy Statement/Prospectus as of June 30, 2009.

Pro Forma Financial Statements
Shown below are unaudited pro forma financial statements for the combined Growth Opportunities Fund, assuming the Reorganization, as more fully described in the combined Proxy Statement/Prospectus dated January 27, 2010, had been consummated as of June 30, 2009. We have estimated these pro forma numbers in good faith, based on information contained in the Annual Reports for the previous fiscal year for each class of shares for each Fund.
The first table presents a pro forma Schedule of Investments for the combined Growth Opportunities Fund. The second table presents a pro forma Statement of Assets and Liabilities for the combined Growth Opportunities Fund. The third table presents a pro forma Statement of Operations for the combined Growth Opportunities Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.
Part B

1

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Schedule of Investments
June 30, 2009
(Unaudited)

	Munder				Munder
	Growth				Growth	Pro
	Opportunities				Opportunities	Forma
	Fund				Fund	Combined
	(formerly	Pro			(formerly	Growth
Munder	Munder	Forma		Munder	Munder	Opportunities
Technology	Internet	Combined		Technology	Internet	Fund
Fund	Fund)	(Note 1)		Fund	Fund)	(Note 1)
Shares	Shares	Shares	Description	Value (a)	Value (a)	Value (a)
			COMMON STOCKS — 99.3% ††

			Consumer Discretionary — 10.0%
			Hotels, Restaurants & Leisure — 1.4%
—	97,300	97,300	Ctrip.com International Ltd, ADR †	$—	$4,504,990	$4,504,990

			Internet & Catalog Retail — 8.6%
6,650	119,900	126,550	Amazon.com Inc †	556,339	10,030,834	10,587,173
—	231,662	231,662	Bidz.com Inc †	—	653,287	653,287
—	29,000	29,000	Blue Nile Inc †	—	1,246,710	1,246,710
—	253,245	253,245	Expedia Inc †	—	3,826,532	3,826,532
7,400	73,382	80,782	NetFlix Inc †	305,916	3,033,612	3,339,528
27,000	148,436	175,436	PetMed Express Inc †	405,810	2,230,993	2,636,803
	57,366	57,366	priceline.com Inc †	—	6,399,177	6,399,177

				1,268,065	27,421,145	28,689,210

			Total Consumer Discretionary	1,268,065	31,926,135	33,194,200

			Financials — 0.4%
			Insurance — 0.4%
—	81,000	81,000	eHealth Inc †	—	1,430,460	1,430,460

			Industrials — 1.9%
			Commercial Services & Supplies — 0.3%
134,414	559,786	694,200	Intermap Technologies Corp †	214,942	895,157	1,110,099

			Professional Services — 1.6%
—	109,300	109,300	51job Inc, ADR †	—	1,293,019	1,293,019
43,000	289,750	332,750	Monster Worldwide Inc †	507,830	3,421,948	3,929,778

				507,830	4,714,967	5,222,797

			Total Industrials	722,772	5,610,124	6,332,896

			Information Technology — 87.0%
			Communications Equipment — 10.5%
13,600	—	13,600	Adtran Inc	291,992	—	291,992
140,300	609,300	749,600	Cisco Systems Inc †	2,615,192	11,357,352	13,972,544
8,300	41,000	49,300	F5 Networks Inc †	287,097	1,418,190	1,705,287
16,900	83,300	100,200	Juniper Networks Inc †	398,840	1,965,880	2,364,720
55,500	156,000	211,500	QUALCOMM Inc	2,508,600	7,051,200	9,559,800
13,600	48,300	61,900	Research In Motion Ltd †	966,280	3,431,715	4,397,995
29,600	75,000	104,600	Riverbed Technology Inc †	686,425	1,739,250	2,425,675

				7,754,426	26,963,587	34,718,013

See Notes to Pro Forma Financial Statements.

Part B	2

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Schedule of Investments
June 30, 2009
(Unaudited)

	Munder				Munder
	Growth				Growth	Pro
	Opportunities				Opportunities	Forma
	Fund				Fund	Combined
	(formerly	Pro			(formerly	Growth
Munder	Munder	Forma		Munder	Munder	Opportunities
Technology	Internet	Combined		Technology	Internet	Fund
Fund	Fund)	(Note 1)		Fund	Fund)	(Note 1)
Shares	Shares	Shares	Description	Value (a)	Value (a)	Value (a)
			Computers & Peripherals — 13.4%
21,500	88,350	109,850	Apple Inc †	3,062,245	12,583,691	15,645,936
34,800	100,000	134,800	Dell Inc †	477,804	1,373,000	1,850,804
98,600	265,000	363,600	EMC Corp/Massachusetts †	1,291,660	3,471,500	4,763,160
73,930	131,500	205,430	Hewlett-Packard Co	2,857,395	5,082,475	7,939,870
25,900	53,000	78,900	International Business Machines Corp	2,704,478	5,534,260	8,238,738
66,800	201,000	267,800	NetApp Inc †	1,317,296	3,963,720	5,281,016
14,500	—	14,500	STEC Inc †	336,255	—	336,255
11,000	—	11,000	Teradata Corp †	257,730	—	257,730

				12,304,863	32,008,646	44,313,509

			Electronic Equipment & Instruments — 0.3%
24,000	—	24,000	Avnet Inc †	504,720	—	504,720
25,000	—	25,000	Corning Inc	401,500	—	401,500

				906,220	—	906,220

			Information Technology Services — 2.9%
33,100	—	33,100	Amdocs Ltd †	709,995	—	709,995
29,700	36,000	65,700	Automatic Data Processing Inc	1,052,568	1,275,840	2,328,408
11,900	—	11,900	Computer Sciences Corp †	527,170	—	527,170
16,300	—	16,300	Fiserv Inc †	744,910	—	744,910
1,600	—	1,600	Mastercard Inc, Class A	267,696	—	267,696
37,900	69,000	106,900	NeuStar Inc, Class A †	839,864	1,529,040	2,368,904
14,000	22,000	36,000	Visa Inc, Class A	871,640	1,369,720	2,241,360
14,700	—	14,700	Western Union Co/The	241,080	—	241,080

				5,254,923	4,174,600	9,429,523

			Internet Software & Services — 36.4%
—	284,300	284,300	Akamai Technologies Inc †	—	5,452,874	5,452,874
—	30,300	30,300	Alibaba.com Ltd †	—	53,953	53,953
—	32,300	32,300	Baidu Inc/China, ADR †	—	9,725,207	9,725,207
10,500	82,500	93,000	Bankrate Inc †	265,020	2,082,300	2,347,320
6,800	89,981	96,781	Digital River Inc †	246,976	3,268,110	3,515,086
38,000	566,101	604,101	eBay Inc †	650,940	9,697,310	10,348,250
4,770	28,768	33,538	Google Inc, Class A †	2,010,984	12,128,301	14,139,285
—	307,400	307,400	GSI Commerce Inc †	—	4,380,450	4,380,450
—	221,999	221,999	IAC/InterActiveCorp †	—	3,563,084	3,563,084
—	171,200	171,200	Knot Inc/The †	—	1,349,056	1,349,056
—	5,786	5,786	Mainstream Data Services Inc †,(b),(c),(d),(f)	—	—	—
—	45,400	45,400	MercadoLibre Inc †	—	1,220,352	1,220,352
129,000	5,279,478	5,408,478	Move Inc †	278,640	11,403,672	11,682,312
—	181,100	181,100	Netease.com, ADR †	—	6,371,098	6,371,098
—	9,500	9,500	NHN Corp †	—	1,316,182	1,316,182
—	208,100	208,100	NIC Inc	—	1,408,837	1,408,837
—	266,000	266,000	Omniture Inc †	—	3,340,960	3,340,960
See Notes to Pro Forma Financial Statements.

Part B	3

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Schedule of Investments
June 30, 2009
(Unaudited)

	Munder				Munder
	Growth				Growth	Pro
	Opportunities				Opportunities	Forma
	Fund				Fund	Combined
	(formerly	Pro			(formerly	Growth
Munder	Munder	Forma		Munder	Munder	Opportunities
Technology	Internet	Combined		Technology	Internet	Fund
Fund	Fund)	(Note 1)		Fund	Fund)	(Note 1)
Shares	Shares	Shares	Description	Value (a)	Value (a)	Value (a)
—	133,900	133,900	Sina Corp/China †	—	3,947,372	3,947,372
—	43,950	43,950	Sohu.com Inc †	—	2,761,379	2,761,379
—	272,200	272,200	Spark Networks Inc †	—	626,060	626,060
—	663,771	663,771	TechTarget Inc †	—	2,655,084	2,655,084
—	148,800	148,800	Tencent Holdings Ltd	—	1,729,909	1,729,909
—	488,972	488,972	TheStreet.com Inc	—	1,021,951	1,021,951
—	118,000	118,000	Valueclick Inc †	—	1,241,360	1,241,360
28,000	336,500	364,500	VeriSign Inc †	517,440	6,218,520	6,735,960
—	33,200	33,200	VistaPrint Ltd †	—	1,415,980	1,415,980
—	152,450	152,450	WebMD Health Corp, Class A †	—	4,561,304	4,561,304
58,000	796,880	854,880	Yahoo! Inc †	908,280	12,479,141	13,387,421

				4,878,280	115,419,806	120,298,086

			Semiconductors & Semiconductor Equipment — 4.1%
70,900	—	70,900	Applied Materials Inc	777,773	—	777,773
16,500	—	16,500	Broadcom Corp, Class A †	409,035	—	409,035
132,500	260,000	392,500	Intel Corp	2,192,875	4,303,000	6,495,875
55,800	119,000	174,800	Marvell Technology Group Ltd †	649,512	1,385,160	2,034,672
16,500	—	16,500	Maxim Integrated Products Inc	258,885	—	258,885
12,000	—	12,000	Microchip Technology Inc	270,600	—	270,600
14,600	—	14,600	Novellus Systems Inc †	243,820	—	243,820
7,500	—	7,500	Silicon Laboratories Inc †	284,550	—	284,550
60,200	65,000	125,200	Texas Instruments Inc	1,282,260	1,384,500	2,666,760

				6,369,310	7,072,660	13,441,970

			Software — 19.4%
21,466	—	21,466	Activision Blizzard Inc †	271,116	—	271,116
13,080	—	13,080	Adobe Systems Inc †	370,164	—	370,164
23,000	77,000	100,000	BMC Software Inc †	777,170	2,601,830	3,379,000
44,300	353,800	398,100	Check Point Software Technologies †	1,039,721	8,303,686	9,343,407
30,100	119,500	149,600	McAfee Inc †	1,269,919	5,041,705	6,311,624
112,000	394,000	506,000	Microsoft Corp	2,662,240	9,365,380	12,027,620
125,325	203,900	329,225	Oracle Corp	2,684,461	4,367,538	7,051,999
—	58,000	58,000	Perfect World Co Ltd, ADR †	—	1,658,800	1,658,800
32,700	181,400	214,100	Red Hat Inc †	658,251	3,651,582	4,309,833
—	52,000	52,000	Salesforce.com Inc †	—	1,984,840	1,984,840
—	47,300	47,300	Shanda Interactive Entertainment Ltd, ADR †	—	2,473,317	2,473,317
—	1,049,266	1,049,266	SourceForge Inc †	—	1,311,582	1,311,582
8,200	—	8,200	Sybase Inc †	256,988	—	256,988
90,300	343,000	433,300	Symantec Corp †	1,405,068	5,337,080	6,742,148
54,000	286,100	340,100	Synopsys Inc †	1,053,540	5,581,811	6,635,351

				12,448,638	51,679,151	64,127,789

			Total Information Technology	49,916,660	237,318,450	287,235,110

See Notes to Pro Forma Financial Statements.

Part B	4

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Schedule of Investments
June 30, 2009
(Unaudited)

	Munder				Munder
	Growth				Growth	Pro
	Opportunities				Opportunities	Forma
	Fund				Fund	Combined
	(formerly	Pro			(formerly	Growth
Munder	Munder	Forma		Munder	Munder	Opportunities
Technology	Internet	Combined		Technology	Internet	Fund
Fund	Fund)	(Note 1)		Fund	Fund)	(Note 1)
Shares	Shares	Shares	Description	Value (a)	Value (a)	Value (a)

			TOTAL COMMON STOCKS — ††	51,907,497	276,285,169	328,192,666

			(Cost $62,269,998, $364,201,784 and $426,471,782, respectively)

			PREFERRED STOCK — 0.0%
			(Cost $0, $999,999 and $999,999, respectively)
			Information Technology — 0.0%
			Computers & Peripherals — 0.0%
—	444,444	444,444	Alacritech, Inc, Series C †,(b),(c),(d),(f)	—	—	—

			WARRANT — 0.0%
			(Cost $0, $0 and $0, respectively)
			Industrials — 0.0%
			Commercial Services & Supplies — 0.0%
30,000	100,000	130,000	Intermap Technologies Corp, Expires 04/27/2010 †,(b),(e)	—	—	—

			INVESTMENT COMPANY SECURITY — 1.7%
			(Cost $625,018, $5,083,756 and $5,708,774, respectively)
625,018	5,083,756	5,708,774	State Street Institutional Liquid Reserves Fund	625,018	5,083,756	5,708,774

			TOTAL INVESTMENTS	52,532,515	281,368,925	333,901,440
			(Cost $62,895,016, $370,285,539 and $433,180,555, respectively)

			OTHER ASSETS AND LIABILITIES (Net) — (1.0)%	(586,945)	(2,975,349)	(3,562,294)

			NET ASSETS	$51,945,570	$278,393,576	$330,339,146

†	Non-income producing security.

††	Holdings listed are as of June 30, 2009. Changes have occurred in the security positions of each fund subsequent to June 30, 2009 as a result of normal trading practices. No holdings of the Munder Technology Fund are expected to require liquidation in the merged environment due to prospectus or other limitations.

(a)	Unless otherwise indicated, the values of the securities of the Fund were determined based on level 1 inputs established by Accounting Standards Codification Topic 820.

(b)	Security valued at fair value as of June 30, 2009 in accordance with guidelines approved by the Board of Trustees. At June 30, 2009, these securities represent $0, 0.0% of net assets.

(c)	Security subject to restrictions on resale under federal securities laws. These types of securities may only be resold upon registration under the Securities Act of 1933 or in transactions exempt from registration. The Fund does not have the right to demand that any of these securities be registered.

(d)	Security subject to restrictions on resale that is considered illiquid. The Fund may not invest more than 15% of its net assets in illiquid securities. At June 30, 2009, securities subject to restrictions on resale that have not been deemed to be liquid represent $0, 0.0% of net assets.

Security	Acquisition Date	Cost
Alacritech, Inc., Series C	12/13/2001	$999,999
Mainstream Data Services Inc.	8/29/2000	213,440
See Notes to Pro Forma Financial Statements.

Part B	5

(e)	Security value was determined based on level 2 inputs established by Accounting Standards Codification Topic 820.

(f)	Security value was determined based on level 3 inputs established by Accounting Standards Codification Topic 820.
ABBREVIATION:
ADR— American Depositary Receipt
At June 30, 2009, the country diversification (based on the country in which the company’s headquarters is located) of the Fund was as follows (assume United States unless otherwise indicated):

				Pro
		Munder		Forma
		Growth		Combined
		Opportunities		Growth
		Fund	Pro	Opportunities
	Munder	(formerly	Forma	Fund
	Technology	Munder	Combined	(Note 1)
	Fund	Internet Fund)	(Note 1)	% of
	Value	Value	Value	Net Assets
COMMON STOCK:
United States	$48,327,047	$223,797,893	$272,124,940	82.4%
China	—	34,519,044	34,519,044	10.4%
Israel	1,039,721	8,303,686	9,343,407	2.8%
Canada	1,181,222	4,326,872	5,508,094	1.7%
Bermuda	649,512	2,801,140	3,450,652	1.0%
South Korea	—	1,316,182	1,316,182	0.4%
Argentina	—	1,220,352	1,220,352	0.4%
Guernsey	709,995	—	709,995	0.2%

TOTAL COMMON STOCK	51,907,497	276,285,169	328,192,666	99.3%
PREFERRED STOCK	—	—	—	0.0%
WARRANT:
Canada	—	—	—	0.0%
INVESTMENT COMPANY SECURITY	625,018	5,083,756	5,708,774	1.7%

TOTAL INVESTMENTS	52,532,515	281,368,925	333,901,440	101.0%
OTHER ASSETS AND LIABILITIES (Net)	(586,945)	(2,975,349)	(3,562,294)	(1.0)%

NET ASSETS	$51,945,570	$278,393,576	$330,339,146	100.0%

See Notes to Pro Forma Financial Statements.

Part B	6

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2009
(Unaudited)

		Munder
		Growth				Pro Forma
		Opportunities				Combined
		Fund				Growth
	Munder	(formerly				Opportunities
	Technology	Munder				Fund
	Fund	Internet Fund)	Adjustments			(Note 1)
ASSETS:
Investments, at value (see accompanying schedules)	$52,532,515	$281,368,925	$—			$333,901,440
Foreign currency, at value	5,647	—	—			5,647
Dividends receivable	14,792	25,510	—			40,302
Receivable for Fund shares sold	27,039	63,328	—			90,367
Prepaid expenses and other assets	30,956	51,165	—			82,121

Total Assets	52,610,949	281,508,928	—			334,119,877

LIABILITIES:
Payable for investment securities purchased	166,740	1,485,453	—			1,652,193
Payable for Fund shares redeemed	148,790	616,018	—			764,808
Transfer agency/record keeping fees payable	156,471	535,378	—			691,849
Trustees’ fees and expenses payable	86,613	182,551	—			269,164
Distribution and shareholder servicing fees payable — Class A, B, C and R Shares, as applicable	20,167	90,713	—			110,880
Administration fees payable	7,230	31,693	—			38,923
Custody fees payable	7,154	13,744	—			20,898
Investment advisory fees payable	1,432	7,685	—			9,117
Accrued expenses and other payables	70,782	152,117	—			222,899

Total Liabilities	665,379	3,115,352	—			3,780,731

NET ASSETS	$51,945,570	$278,393,576	$—			$330,339,146

Investments, at cost	$62,895,016	$370,285,539	$—			$433,180,555

Foreign currency, at cost	$5,714	$—	$—			$5,714

NET ASSETS CONSIST OF:
Accumulated net investment loss	$(50,895)	$(73,921)	$—			$(124,816)
Accumulated net realized loss on investments sold	(1,420,655,228)	(3,514,885,790)	—			(4,935,541,018)
Net unrealized appreciation/(depreciation) of investments	(10,362,568)	(88,916,166)	—			(99,278,734)
Paid-in capital	1,483,014,261	3,882,269,453	—			5,365,283,714

TOTAL NET ASSETS:	$51,945,570	$278,393,576	$—			$330,339,146

Class A:
Net assets	$35,963,729	$210,683,019	$—			$246,646,748
Shares outstanding	11,713,883	12,097,932	(9,648,189)	(a	)	14,163,626
Net asset value and redemption price per share	$3.07	$17.41	$—			$17.41
Maximum offering price per share	$3.25	$18.42	$—			$18.42

Class B:
Net assets	$4,548,078	$15,137,472	$—			$19,685,550
Shares outstanding	1,590,613	943,964	(1,307,067)	(a	)	1,227,510
Net asset value per share	$2.86	$16.04	$—			$16.04
See Notes to Pro Forma Financial Statements.

Part B	7

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Statement of Assets and Liabilities
June 30, 2009
(Unaudited)

		Munder
		Growth				Pro Forma
		Opportunities				Combined
		Fund				Growth
	Munder	(formerly				Opportunities
	Technology	Munder				Fund
	Fund	Internet Fund)	Adjustments			(Note 1)
Class C:
Net assets	$10,880,445	$41,301,678	$—			$52,182,123
Shares outstanding	4,218,152	2,574,347	(3,539,820)	(a	)	3,252,679
Net asset value per share	$2.58	$16.04	$—			$16.04

Class R:
Net assets		$27,979	$—			$27,979
Shares outstanding		1,627	—			1,627
Net asset value per share		$17.20	$—			$17.20

Class Y:
Net assets	$553,318	$11,243,428	$—			$11,796,746
Shares outstanding	161,742	626,651	(130,899)	(a	)	657,494
Net asset value per share	$3.42	$17.94	$—			$17.94

(a)	Adjustment to reflect the issuance of Munder Growth Opportunities Fund shares in exchange for shares of Munder Technology Fund in connection with the proposed reorganization.
See Notes to Pro Forma Financial Statements.

Part B	8

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Pro Forma Combining Statement of Operations
For the Year Ended June 30, 2009
(Unaudited)

		Munder
		Growth			Pro Forma
		Opportunities			Combined
		Fund			Growth
	Munder	(formerly			Opportunities
	Technology	Munder			Fund
	Fund	Internet Fund)	Adjustments		(Note 1)
INVESTMENT INCOME:
Interest	$—	$32	$—		$32
Dividends on securities of unaffiliated companies(a)	334,946	625,330	—		960,276
Dividends on securities of affiliated company	7,104	45,868	—		52,972
Securities lending, net of borrower rebates	51,798	712,952	—		764,750

Total Investment Income	393,848	1,384,182	—		1,778,030

EXPENSES:
Distribution and shareholder servicing fees:
Class A Shares	90,722	502,448	—		593,170
Class B Shares	57,444	171,120	—		228,564
Class C Shares	111,300	404,578	—		515,878
Class R Shares	—	89	—		89
Transfer agency/record keeping fees	814,573	2,726,042	(162,915	) (b)	3,377,700
Investment advisory fees	536,894	2,675,221	—		3,212,115
Printing and mailing fees	98,202	256,221	(41,820	) (b)	312,603
Administration fees	90,145	371,223	(34,269	) (c)	427,099
Registration and filing fees	53,607	68,355	(53,607	) (b)	68,355
Legal and audit fees	47,904	96,314	(44,225	) (b)	99,993
Trustees’ fees and expenses	34,701	34,027	(32,659	) (d)	36,069
Custody fees	29,256	84,594	(12,612	) (b)	101,238
Other	15,470	32,122	—		47,592

Total Expenses	1,980,218	7,422,354	(382,107)		9,020,465

NET INVESTMENT LOSS	(1,586,370)	(6,038,172)	382,107		(7,242,435)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
Security transactions	(15,631,830)	(41,179,010)	—		(56,810,840)
Foreign currency-related transactions	2,553	(14,320)	—		(11,767)
Net change in unrealized appreciation/depreciation of:			—
Securities	(1,363,904)	(15,793,869)	—		(17,157,773)
Foreign currency-related transactions	(66)	(251)	—		(317)

Net realized and unrealized loss on investments	(16,993,247)	(56,987,450)	—		(73,980,697)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,579,617)	$(63,025,622)	$382,107		$(81,223,132)

(a)	The dividends for the Munder Technology Fund and Munder Growth Opportunities Fund are net of foreign withholding taxes of $1,597 and $2,565, respectively.

(b)	Reductions reflect elimination of duplicate charges when the two funds become one.

(c)	Reduction reflects the lower effective administration rate due to combining the assets of both funds.

(d)	Reduction reflects the Trustees’ fees and expenses being allocated to the remaining 15 funds after the merger.
See Notes to Pro Forma Financial Statements.

Part B	9

Munder Technology Fund / Munder Growth Opportunities Fund (formerly Munder Internet Fund)
Notes to Pro Forma Financial Statements
June 30, 2009
(Unaudited)
1. Basis of Combination
     At a meeting held on October 27, 2009, the Board of Trustees of Munder Series Trust (“MST”) approved the merger of the Munder Technology Fund (“Technology Fund”) with and into the Munder Growth Opportunities Fund (“Growth Opportunities Fund”) (formerly known as the Munder Internet Fund), subject to approval of shareholders of the Technology Fund. The Technology Fund will transfer all of its assets, subject to its liabilities, to the Growth Opportunities Fund, in exchange for a number of shares of the Growth Opportunities Fund equal in value to the assets less liabilities of the Technology Fund (the “Exchange”). The Growth Opportunities Fund shares will then be distributed to the Technology Fund’s shareholders on a pro-rata basis in liquidation of the Technology Fund. The Technology Fund shareholders will receive shares of the corresponding class of the Growth Opportunities Fund in the Exchange.
     The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma schedule of investments and statement of assets and liabilities reflect the financial position of the Technology Fund and the Growth Opportunities Fund on June 30, 2009. The unaudited pro forma statement of operations reflects the results of operations of the Technology Fund and the Growth Opportunities Fund for the year ended June 30, 2009. These statements have been derived from the Technology Fund’s and the Growth Opportunities Fund’s respective books and records utilized in calculating daily net asset value at the dates indicated above in accordance with U.S. generally accepted accounting principles. For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income, if any, is recorded on the accrual basis and includes the amortization of premiums and accretion of discounts. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities, if any, are recorded as soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. Expenses of the Munder Funds are allocated to each Fund using an appropriate pro-rata method. Allocated Munder Funds expenses, direct Fund-level expenses, class-level expenses (excluding distribution and shareholder servicing fees), income and gains and losses of each Fund are allocated to share classes based on relative average net assets. Distribution and shareholder servicing fees are charged directly to each class as incurred. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Growth Opportunities Fund for pre-combination periods will not be restated. The fiscal year end is June 30 for both funds.
     The pro forma schedule of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Technology Fund and the Growth Opportunities Fund included or incorporated by reference in the Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on June 30, 2009. The pro forma financial statements were prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Growth Opportunities Fund will be the accounting survivor.
2. Portfolio Valuation
     Securities and other investments are generally valued using readily available market quotations, which may be obtained from various pricing sources approved by the Board of Trustees. Equity securities, including exchange-traded derivative securities such as options and futures contracts, if any, are generally valued at the last quoted sale price on the primary market or exchange on which such securities are traded or the official close price of such exchange. Lacking any sales, equity securities other than depositary receipts may be valued at the mean of the bid and asked prices, and depositary receipts, if any, may be valued based on the underlying security’s value and relevant exchange rate. Equity securities that are primarily traded on foreign securities exchanges, if any, also may be valued at the bid price or at the last quoted sale price for local shares of the security. Fixed income securities with remaining maturities of 60 days or less, if any, may be valued on an amortized cost basis, which approximates current market value. In the event that a price for a security is not available through the means described above, the security may be valued using broker-dealer quotations, last reported market quotations, or at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Securities that are primarily traded on foreign securities exchanges also may be subject to fair valuation in accordance with guidelines approved by the Board of Trustees should a significant event occur subsequent to the close of the foreign securities exchanges. Investments in open-end funds held by the Fund, if any, are valued at the net asset value of the underlying fund or, lacking a net asset value, at fair value by a pricing committee in accordance with guidelines approved by the Board of Trustees. Fair valuations involve a review of relevant factors, including without limitation, company specific information, industry information, comparable publicly-traded securities information, movements in U.S. equity markets following the close of foreign markets, and/or country-specific information.
Munder Technology Fund
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:
•	Level 1—quoted prices in active markets for identical securities
See Notes to Pro Forma Financial Statements.

Part B	10

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

	Investments in
Valuation Inputs	Securities
Level 1 —Quoted Prices	$52,532,515
Level 2 —Other Significant Observable Inputs	—	*
Level 3 —Significant Unobservable Inputs	—

Total	$52,532,515

*	Level 2 valuation inputs were used to value certain securities held by the Fund at zero.
The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.
Munder Growth Opportunities Fund
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:
•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

	Investments in
Valuation Inputs	Securities
Level 1 —Quoted Prices	$281,368,925
Level 2 —Other Significant Observable Inputs	—	*
Level 3 —Significant Unobservable Inputs	—

Total	$281,368,925

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities
Balance as of 6/30/2008	$123,689
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(123,689)

Balance as of 6/30/09	$— **

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(123,689)

*	Level 2 valuation inputs were used to value certain securities held by the Fund at zero.

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.
The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.
See Notes to Pro Forma Financial Statements.

Part B	11

Munder Technology Fund / Munder Growth Opportunities Fund Pro Forma Combined
Accounting Standards Codification Topic 820 (“Topic 820”) establishes and requires disclosure of a fair value hierarchy based on the various inputs used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels as listed below:
•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2009:

	Investments in
Valuation Inputs	Securities
Level 1 —Quoted Prices	$333,901,440
Level 2 —Other Significant Observable Inputs	—	*
Level 3 —Significant Unobservable Inputs	—

Total	$333,901,440

The following is a reconciliation of the assets for which significant unobservable inputs were used to determine fair value (Level 3) either at the beginning or end of the period:

Investments in
Securities _
Balance as of 6/30/2008	$123,689
Transfer in and/or out of Level 3	—
Net purchases/(sales)	—
Accrued discounts/(premiums)	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(123,689)

Balance as of 6/30/09	$— **

Net change in unrealized appreciation/(depreciation) from investments still held at end of period	$(123,689)

*	Level 2 valuation inputs were used to value certain securities held by the Fund at zero.

**	Level 3 valuation inputs were used to value certain securities held by the Fund at zero.
The level of input used to value each security is identified in the Pro Forma Schedule of Investments, which also includes a breakdown of the Fund’s investments by sector and industry.
3. Capital Shares
     The pro forma net asset value per share assumes the issuance of shares of Growth Opportunities Fund which would have been issued at June 30, 2009 in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of each class of shares of the Technology Fund as of June 30, 2009 divided by the net asset value per share of the corresponding class of shares of the Growth Opportunities Fund as of June 30, 2009. The pro forma total number of shares outstanding of 19,302,936 consists of 3,058,415 additional shares assumed issued in the reorganization plus 16,244,521 shares of Growth Opportunities Fund outstanding at June 30, 2009.
4. Pro Forma Operating Expenses
     The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on July 1, 2008. Munder Capital Management, the advisor to both funds, will bear the expenses of the Exchange.
5. Federal Income Taxes
     Each fund has qualified as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code. After the Exchange, the Growth Opportunities Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Additionally, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with federal or state
See Notes to Pro Forma Financial Statements.

Part B	12

income tax obligations, if any, are recorded as income tax expense in the accompanying Statement of Operations. Neither Fund incurred any such interest or penalties during the year ended June 30, 2009. The tax cost of investments will remain unchanged for the combined entity.
     The Funds are not subject to examination by U.S. federal or state tax authorities for tax years before 2006.
6. Revolving Line of Credit
     Effective December 10, 2008, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which both Funds, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 25% of a Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest is payable on outstanding borrowings at the higher of (a) the federal funds rate plus 0.50% or (b) the overnight LIBOR rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.11% per annum through December 9, 2009 on the daily amount of the unused commitment. Prior to December 10, 2008, borrowings under the line were limited to the lesser of $75,000,000 or 15% of each Fund’s adjusted net assets, net of any assets pledged to or designated as collateral for the benefit of third parties. Interest was payable on outstanding borrowings at the federal funds rate plus 0.50%, and the annual commitment fee was equal to 0.10% per annum on the daily amount of the unused commitment. During the year ended June 30, 2009, neither Fund utilized the revolving line of credit. For the year ended June 30, 2009, total commitment fees for the Technology Fund and Growth Opportunities Fund were $738 and $3,638, respectively.
See Notes to Pro Forma Financial Statements.

Part B	13